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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-05127

             Advance Capital I, Inc.
(Exact name of registrant as specified in charter)

		One Towne Square, Suite 444
             Southfield, Michigan                  48076

       (Address of principal executive offices)	(Zip code)

            Robert J. Cappelli, President
            Advance Capital I, Inc.
            One Towne Square, Suite 444
            Southfield, Michigan 48076
       (Name and Address of agent for service)

Registrant's telephone number, including area code:  (248) 350-8543

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.
The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. section 3507.


Item 1. Report to Shareholders.


[ADVANCE CAPITAL I LOGO]
AN INVESTMENT COMPANY
WITH FOUR FUNDS


Annual Report
December 31, 2010

Table of Contents
1   A Letter to Our Shareholders
3   Discussion of Fund Performance
12  Financial Highlights
20  Equity Growth Fund
24  Balanced Fund
31  Retirement Income Fund
35  Core Equity Fund
36  Statements of Assets and Liabilities
37  Statements of Operations
38  Statements of Changes in Net Assets
40  Notes to Financial Statements
46  Report of Independent Registered Public Accounting Firm
47  Additional Information


Advance Capital's Pledge:
We understand that investing in any mutual fund is a leap of faith. We recognize that trust, integrity and honesty are just a few of the attributes you should expect from any financial organization. Our commitment to you is to hold true to these standards by putting your interests first at all times. We will work hard each and every day to provide you with quality service as well as our best long-term investment advice. We pledge to maintain the highest standards of TRUST, INTEGRITY & HONESTY in all of our dealings with you.

Sincerely,
Advance Capital I, Inc. Board of Directors, Management, and Staff

Dear Shareholders,

Two years have passed since the start of the credit crisis and ensuing
Great Recession. While a sense of optimism has returned and global growth has picked up, many issues remain unresolved and the fallout from the crisis appears vast. In fact, potential sources of financial market and economic volatility are in plain sight including the unfolding debt crisis in Europe, "unintended consequences" of Federal Reserve policy and strains in state and local government finances. Although the road back to prosperity appears long and arduous, consumer sentiment has improved along with investor psyche.

As the year began, the U.S. economy continued to claw its way out of the depths of the global financial crisis. During the first half of the year, investor sentiment improved from better global growth, particularly in emerging areas of the world. In the spring, stock values fell sharply as several debtladen European countries negotiated a bailout by the European Union. While the immediate threat from this crisis seems to have passed, many European nations have high public debt ratios and have struggled to impose significant austerity measures to battle the budget deficits. As a consequence, the bond yields for Greece, Ireland, Portugal and Spain have remained elevated and volatile throughout the year.

By the end of the year, the S&P 500 Index had rebounded to levels prior to the collapse of Lehman Brothers in September 2008, an event which ultimately ignited the credit crisis. This rebound in investor confidence and stock values was due primarily to rising corporate earnings along with the resolution of some key issues, including extension of the tax cuts and a more balanced Congress as a result of the mid-term elections. At the same time, the combined effects of higher economic growth, massive deficit spending and action by the Federal Reserve had pushed U.S. treasury yields higher. The yield on the 10-year treasury bond increased from a low of 2.8 percent in the summer to around 3.6 percent at year end.

Step by painful step, it appears our economy and capital markets are on the road to recovery. While it may ultimately pale in comparison to prior recoveries and many obstacles still remain, history reminds us that our nation is adept at solving very complex problems. I doubt we will be disappointed this time around.

CAPITAL MARKET PERFORMANCE
The financial markets continued to rebound from their lows reached during the depths of the credit crisis. The combined impact of much improved corporate earnings, fiscal stimulus and better investor confidence was the impetus for higher stock and bond prices. In the early part of the year, the S&P 500 Index increased about 10 percent as enthusiasm spread and economic data pointed to steady growth. By May, however, European debt problems ignited fears and stocks fell close to 15 percent. The volatile and upward trending environment produced very solid results for the Advance Capital I Funds. For the year, the Equity Growth Fund retail shares returned
27.5 percent as compared to the Lipper Mid Cap Growth Index which returned
25.7 percent and the S&P 400 Mid-Cap Index which returned 26.6 percent. The Balanced Fund retail shares, with a mix of stocks and bonds returned 15.2 percent, compared to the Lipper Balanced Index which returned 11.9 percent. The Retirement Income Fund retail shares returned 8.3 percent as compared to the Lipper BBB Index return of 10.5 percent and the Barclays Aggregate Bond Index return of 6.5 percent. The Core Equity Fund retail shares returned
14.2 percent, compared to the S&P 500 Index which returned 15.1 percent.

LOOKING AHEAD
In today's tenuous environment, it is easy to add up all the negatives factors facing our country and throw up your hands in defeat. It takes greater conviction and investment fortitude to analyze the underlying economic trends and truly appreciate the many positive attributes unfolding.

For starters, the significant fiscal and monetary stimulus orchestrated by the federal government over the past two years has lifted economic growth to a more modest level, yet still below the historical average for this phase of a recovery. Still, the government has invested trillions in the economy through various mechanisms along with substantial aid to ailing companies. As the full impact of the stimulus flows through the economy, growth is expected to remain modest in the year ahead. The most recent congressional agreement of extending the tax cuts another two years and lowering payroll taxes are expected to add about another one percent to growth in 2011. The combined benefi ts of these initiatives are expected to sustain a growth rate of between 3.0-3.5 percent for 2011.

Another positive is the historical low level of interest rates. The average yield on 10-year treasury notes are the lowest (as of this writing) since 1956, when Dwight D. Eisenhower was president, according to available data. While this low interest rate environment crimps savers, borrowers have feasted. Corporations have been able to save millions in interest costs by refinancing high cost debt as a result of massive inflows into bond mutual funds and, consequently, high investor demand. Over the past two years, investors have poured in about $500 billion in U.S. fixed income mutual funds. This low interest rate environment has also enabled the federal government to finance their record deficits by issuing relatively cheap debt. While this fertile environment isn't expected to last indefinitely, for now it has been extremely helpful for both corporations and the federal government. Lastly, the latest reading on manufacturing activity indicates positive momentum and the highest reading in about four years. This improvement has pushed both capacity utilization and average hours worked higher which has led to lower unemployment claims in recent months.

Our country faces many obstacles and tough choices as we rebuild and retool from the aftermath of the Great Recession. The road will be long with potholes along the way. Yet the fortitude and passion of the people to correct these issues quickly and with shared sacrifi ce is palpable. The signs are clearly pointing toward a healthier economy and capital markets in the months and years ahead. Along the way, we remind investors to stay diversified, control expenses and focus on the long term. Our team continues to work hard on your behalf to monitor the plethora of information and make changes to portfolios as data warrants. Again, we thank you for the continued confidence in our firm, in our people, and our investment advice.

/s/ Robert J. Cappelli                     /s/ Christopher M. Kostiz
Robert J. Cappelli                         Christopher M. Kostiz
President                                  President
Advance Capital I, Inc.                    Advance Capital Management, Inc.

                              EQUITY GROWTH FUND (Unaudited)

Seeks to provide investors with long-term growth of capital by investing primarily in stocks of small and medium-sized companies.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2010]

SUMMARY OF INVESTMENT PORTFOLIO  December 31, 2010*


    Consumer Non-Cyclical........... 20.5%
    Technology...................... 16.2%
    Industrial...................... 16.0%
    Consumer Cyclical............... 15.0%
    Communications..................  9.1%
    Energy..........................  8.1%
    Financial.......................  7.0%
    Basic Materials.................  5.6%
    Cash & Other....................  2.0%
    Utilities.......................  0.5%


               TOP EQUITY HOLDINGS*

    Cummins, Inc.................... 1.15%
    priceline.com, Inc.............. 1.00%
    Coach, Inc...................... 0.95%
    FMC Technologies, Inc........... 0.88%
    Western Union Co................ 0.72%
    Starwood Hotels & Resorts....... 0.71%
    Bed Bath & Beyond, Inc.......... 0.69%
    Ross Stores, Inc................ 0.69%
    C.H. Robinson Worldwide, Inc.... 0.69%
    Crown Castle International...... 0.69%

     *Percentages based on Total Assets


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)


2010 RESULTS
The economy and capital markets benefitted from a general rebound in growth and significant stimulus by the federal government throughout the year. As the year progressed, new data on the economy pointed to modest growth and a bit more consumer and business confidence. This better environment fueled a rebound in stocks as smaller stocks generally outperformed larger ones. For the year, the Equity Growth Fund returned 27.5 percent while the S&P 400 Mid Cap
Index posted a positive 26.6 percent return and the Lipper Mid Cap Growth Index was up 25.7 percent.


WHAT HELPED THE FUND
The improvement in economic growth along with a rebound in corporate earnings continued to lift optimism about stocks. As conditions improved, those sectors more leveraged to growth tended to perform the best. In general, small and mid cap stocks along with emerging market stocks generally posted the highest returns. In the Equity Growth Fund, the sectors which produced the highest returns included machinery, Internet, oil & gas and luxury goods.
Cummins, which designs, manufactures and distributes gas engines, was one of the top contributing stocks in the fund. The rebound in business related activity and higher demand for engines, led to the surge in stock price. The Internet firm Priceline, which enables users to name their own price on products or services, was another top contributor to returns as a healthier economy propelled growth. Concho Resources, which develops and explores for oil and natural gas properties in the southern U.S., produced solid gains from improved economic growth and higher demand for commodities such as oil. Another contributor in the energy sector was FMC Technologies. This company designs, manufactures and services systems used in offshore exploration of oil and natural gas. On the retail side, both Coach and Whole Foods Market experienced significant appreciation in their stock. Coach designs, produces and markets high end leather goods and benefitted from higher demand as consumer spending bounced back during the year. Whole Foods owns and operates a chain of natural food supermarkets and also was a beneficiary of higher consumer spending during the year. The other stocks which significantly contributed to fund returns were in computer, software and metals sectors.

WHAT HURT THE FUND
While the stock market trended higher during the year, a few specific securities and sectors produced negative results for the fund. The sectors were quite diverse and included energy, technology, biotechnology and media.
One of the worst performing stocks in the fund was Apollo Group. The company provides higher education programs for working adults and was hurt by higher compensation costs and declining enrollment during the year. In energy, Diamond Offshore Drilling, which is a world-wide deep water driller, was another poor performing stock. The company's operations were significantly impacted by the oil spill in the Gulf early in the year and the subsequent moratorium on drilling activity. In the technology sector, NVIDIA designs, develops and markets three dimensional graphics processors for the mainstream personal computer market. As the year progressed, severe pressure by rivals AMD and Intel resulted in depressed earnings and led to a falling stock price. Another technology stock that struggled was Dreamworks Animation. The company develops and produces computer generated animation films and while successful long-term, investors were concerned about new film releases and consequently the stock was under pressure throughout the year. Another technology laggard was Leap Wireless. The company provides mobile wireless services to the lower end of the target market. The intense competition in this sector kept investors on the sidelines and the stock languished during the year. Other stocks which detracted from fund returns were CBOE Holdings, which operates a marketplace for trading options, Vertex Pharmaceuticals and ITT
Educational Services.

OUTLOOK
While the economy slowly recovers, lingering issues remain including high unemployment, record federal deficits and debt problems in Europe. Even through this uncertainty, consumers are gaining confidence and beginning to open their wallets and spend again on discretionary items. Businesses are expected to remain cautious, hoard record amounts of cash and hire new employees cautiously as they await further evidence of improvement. In this still tenuous, but improving economy, investors are expected to favor companies that exhibit consistent growth, possess quality assets with experienced management teams and protected products. The Equity Growth Fund's diversified mix of mid cap growth stocks and bias toward quality companies should provide solid returns relative to the category in the year ahead.


PERFORMANCE SUMMARY (Unaudited)
$10,000 investment made December 31, 2000. Past performance should not be used to attempt to predict future performance.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - EQUITY GROWTH FUND, S&P 400 MID-CAP
INDEX, LIPPER MID-CAP GROWTH INDEX AND CONSUMER PRICE
INDEX. LINE CHART 2000 - 2010]

                         Consumer
Date            Equity   Price     Lipper   S&P 400
                Growth   Index     Mid-Cap  Mid-Cap
-------------------------------------------------------
12/31/00         10,000   10,000   10,000   10,000
06/30/01          9,110   10,178    8,754   10,097
12/31/01          8,458   10,160    7,892    9,941
06/30/02          7,449   10,286    6,521    9,622
12/31/02          6,586   10,412    5,646    8,499
06/30/03          7,669   10,487    6,537    9,553
12/31/03          8,997   10,624    7,645   11,525
06/30/04          9,638   10,819    8,049   12,226
12/31/04         10,298   10,979    8,718   13,425
06/30/05         10,252   11,094    8,638   13,941
12/31/05         11,322   11,346    9,553   15,111
06/30/06         11,523   11,564    9,973   15,752
12/31/06         12,385   11,632   10,606   16,671
06/30/07         13,790   11,867   12,166   18,668
12/31/07         13,877   12,110   12,877   18,001
06/30/08         12,904   12,444   11,791   17,298
12/31/08          7,419   12,104    7,206   11,479
06/30/09          8,618   12,289    8,208   12,451
12/31/09         10,693   12,441   10,279   15,770
06/30/10         10,404   12,424    9,942   15,555
12/31/10         13,632   12,564   12,917   19,971

Average Annual Returns for Periods Ended December 31, 2010


                                   Past 1      Past 5     Past 10    Value of
                                    Year        Years       Years     $10,000
                                 --------------------------------------------
S&P 400 Mid-Cap Index              26.64%       5.72%       7.15%     $19,971
Equity Growth Fund (Retail Class)  27.49%       3.79%       3.15%     $13,632
Lipper Mid-Cap Growth Index        25.66%       6.22%       2.60%     $12,917
Consumer Price Index (CPI)          0.99%       2.06%       2.31%     $12,564

                 BALANCED FUND (Unaudited)


Seeks to provide capital appreciation, current income and preservation of capital by investing in a diversified portfolio of common stocks and bonds.


[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2010]

SUMMARY OF INVESTMENT PORTFOLIO  December 31, 2010*

     Large-Cap Stocks.............. 46.2%
     Investment Grade.............. 24.4%
     Mid-Cap Stocks................ 20.0%
     Mortgage-Backed...............  7.4%
     Cash & Other..................  2.0%



           TOP EQUITY HOLDINGS*
     Chevron Corp.................. 1.48%
     JPMorgan Chase & Co........... 1.05%
     Wells Fargo & Co.............. 0.96%
     Exxon Mobil Corp.............. 0.78%
     AT&T, Inc..................... 0.74%


         TOP FIXED INCOME HOLDINGS*
   Consumers Energy Co.   6.70% 2019....... 1.30%
   Michigan Bell Telephone Co. 7.85% 2022.. 1.25%
   Comcast Holdings Corp. 10.63% 2012...... 1.23%
   Total Capital 2.30% 2016................ 1.06%
   Barrick Gold Corp. 6.95% 2019........... 1.00%

      * Percentages based on Total Net Assets



MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)


2010 RESULTS
Both the economy and the capital markets continued to stabilize during the year as the fall-out from the credit crisis slowly subsided. Higher consumer spending led to a pick-up in economic growth from about
1.0 percent in the beginning of the year to around
2.5 percent by the end of 2010. In this healthier environment, investors favored more risky assets, including equities. For the year, the Balanced Fund returned 15.2 percent while the Lipper Balanced Fund
Index returned 11.9 percent. In addition, the S&P 500
Index posted a 15.1 percent return and the Barclays
Aggregate Bond Index was up 6.5 percent.


WHAT HELPED THE FUND
As the year progressed, equity prices continued to trend higher, while interest rates remained low and investors began to take on more risk. In this environment, smaller stocks generally outperformed larger ones and lower rated and higher risk securities tended to do better than the quality securities. For the year the best performing securities in the fund were from diverse sectors and included energy, hotels, metals and chemicals. One of the best performing stocks in the fund was the integrated energy company Chevron.
The company refines, markets and distributes fuels and benefitted from higher demand and rising oil prices.
In the metals sector, both Joy Global and Freeport
McMoran Copper were solid performers. Joy Global makes underground mining equipment while Freeport mines for copper and gold. The rise in commodity prices along with higher world-wide demand for these commodities helped to fuel the run-up in their stock prices. Other stocks which contributed to fund returns were the hotel operator, Starwood Hotels & Resorts, rail operator Union Pacific and Walter Energy.


WHAT HURT THE FUND
On the other end of the spectrum, several of the largest stocks in the portfolio languished during the year. The worst performing stock was BP (British Petroleum).
The company was severely impacted by the oil spill in the Gulf of Mexico in the spring. This issue, along with impending lawsuits drove the stock price down considerably. Another energy company, Total SA, which is France's largest oil company, was plagued by production issues during the year which led to a falling stock price. In technology, both Microsoft and Cisco Systems realized poor stock returns from intense competition. In banking, Bank of America continued to wrestle with lawsuits and problems relating to their poor mortgage underwriting of the past few years.
As these problems played out, investors were quick to sell the stock which led to considerable volatility during the year. Other poor performing stocks in the fund include, educational company Apollo Group, and health care company Johnson & Johnson. On the fixed income side, the fund held a small portion of private label mortgages. The continued high national delinquency and foreclosure rates severely impacted the price of most of these securities. Consequently, these securities detracted from the fund's return during the year.

OUTLOOK
The orchestrated efforts by the Federal Reserve to keep interest rates low along with the stimulus efforts by the federal government, is expected to lead to healthier economic growth in 2011. As the economy digs out of the hole, consumers will tend to remain cautious due to still high personal debt levels and an elevated unemployment rate. Businesses are expected to continue hoarding excessive amount of cash, reduce debts and hire only when necessary in case economic conditions turn down. In this still uncertain environment, investors are expected to tepidly migrate back to stocks with a portion of their portfolios. In bonds, the potential for higher inflation as a consequence of the federal stimulus will keep inflationary fears elevated. If this occurs, bonds could be negatively impacted in the year ahead. The
Balanced Fund's current mix of about 60 percent stocks and 40 percent bonds should provide some growth opportunities and stable income as the economy gains momentum.

           PERFORMANCE SUMMARY (Unaudited)
$10,000 investment made December 31, 2000. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - BALANCED FUND FUND, LIPPER BALANCED INDEX,
CONSUMER PRICE INDEX, AND COMPOSITE INDEX.
LINE CHART 2000 - 2010]


                        Composite  Lipper       Consumer
Date          Balanced  Index*     Bal. Index   Price Index
------------------------------------------------------------
12/31/00       10,000   10,000     10,000       10,000
06/30/01        9,865    9,761      9,832       10,178
12/31/01        9,842    9,666      9,676       10,160
06/30/02        9,499    9,050      9,091       10,286
12/31/02        9,181    8,749      8,642       10,412
06/30/03       10,142    9,515      9,408       10,487
12/31/03       11,013   10,379     10,364       10,624
06/30/04       11,257   10,600     10,598       10,819
12/31/04       12,007   11,245     11,296       10,979
06/30/05       12,080   11,302     11,352       11,094
12/31/05       12,582   11,689     11,882       11,346
06/30/06       12,761   11,846     12,149       11,564
12/31/06       13,828   12,990     13,260       11,632
06/30/07       14,752   13,585     14,019       11,867
12/31/07       14,657   13,794     14,127       12,110
06/30/08       13,592   12,864     13,237       12,444
12/31/08       10,065   10,811     10,430       12,104
06/30/09       10,670   11,140     11,051       12,289
12/31/09       12,358   12,806     12,865       12,441
06/30/10       12,171   12,585     12,524       12,424
12/31/10       14,236   14,369     14,396       12,564

Average Annual Returns for Periods Ended December 31, 2010

                             Past 1     Past 5     Past 10     Value of
                              Year      Years       Years      $10,000
                            ------------------------------------------
Lipper Balanced Index        11.91%     3.91%       3.71%      $14,396
Composite Index*             12.21%     4.21%       3.69%      $14,369
Balanced Fund (Retail Class) 15.19%     2.50%       3.59%      $14,236
Consumer Price Index (CPI)    0.99%     2.06%       2.31%      $12,564


* Composite Index consists of 60% S&P 500 Index and 40%
  Barclays Aggregate Bond Index.

              RETIREMENT INCOME FUND (Unaudited)
Seeks to provide investors with current income and preservation of capital by investing in corporate, high-yield, mortgage-backed and agency securities.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2010]


    SUMMARY INVESTMENT PORTFOLIO  December 31, 2010*

      Investment Grade....................... 48.5%
      High Yield............................. 20.8%
      Government Mortgages................... 18.6%
      Equities...............................  9.3%
      Cash & Other...........................  1.7%
      Private Mortgages......................  1.1%


             TOP FIXED INCOME HOLDINGS*

   Carolina Power & Light Co. 8.63% 2021..... 1.37%
   WellPoint, Inc. 5.88% 2017................ 1.35%
   Statoil ASA 7.50% 2016.................... 1.27%
   Host Hotels & Resorts LP 6.88% 2014....... 1.25%
   Consumer Energy Co. 6.70% 2019............ 1.24%
   Roche Holdings, Inc. 6.00% 2019........... 1.21%
   Sempra Energy 6.5% 2016................... 1.21%
   Michigan Bell Telephone Co. 7.85% 2022.... 1.19%
   Oracle Corp. 5.75% 2018................... 1.19%
   Federal Home Loan Banks 2.60% 2017........ 1.18%


     * Percentages based on Total Net Assets



MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)

2010 RESULTS
Investors continued to pour money into bond funds during the year as a sign of risk aversion to stocks and need for current income. The money flows into this sector topped about $500 billion dollars for the year and served as tailwind for bond prices. The addition of quantitative easing programs by the Federal Reserve, along with record low interest rates, left investors searching for higher yielding fixed income securities.
In this environment, U.S. Treasury securities were quite volatile during the year with the yield on the 10 year bond trading between 2.4 and 3.8 percent and the 30 year between 3.5 and 4.5 percent. For the year, high yield and foreign bonds posted the best results while investment grade corporate bonds also did quite well.
U.S. Treasury securities generally lagged and produced some of the worst results for the year. The Retirement
Income Fund, with a major allocation to corporate bonds, posted an 8.3 percent return for 2010. The
Lipper BBB Index posted a 10.5 percent return while the Barclays Aggregate Bond Index was up 6.5 percent.


WHAT HELPED THE FUND
The credit markets continued to rebound during the year, which benefitted most investment grade and high yield bonds. As the year unfolded, the effects of the credit crisis steadily faded and the economic data indicated a slow recovery was taking hold. The federal government maintained their commitment to fund stimulus programs aimed at reviving economic growth.
The Federal Reserve did their part by keeping short-term interest rates low and initiated further quantitative easing programs. This flood of liquidity into the system kept investors interested in the credit markets throughout the year. At the start of the year, the fund held about 64 percent in investment grade debt, 19 percent in high yield bonds and about 15.5 percent in mortgage and agency securities. The best performing bond was Security Benefit Life. The insurance company was purchased by Guggenheim Partners in the early part of the year which added considerable financial backing. As this unfolded the bond price increased about 277 percent during the year and proved our best performer. Another top contributor to fund returns was the media and entertainment company, Time
Warner. The price of the company's bonds jumped
10.5 percent during the year. Another solid contributor was Barrick Gold. This international gold mining company has operations around the world. The price of the company's bonds benefitted from the continued rise in gold prices and, as a result, the bond price increased about 10.1 percent. In the financial sector, Citigroup continued to successfully restructure itself in the aftermath of the credit crisis. The price of this bond held in the fund rose 9.3 percent for the year.
In the energy sector, Valero, which is an independent petroleum and refining company, was a beneficiary of improved growth and higher world demand for oil.
Other notable contributors to the fund's return where the bonds of Liberty Media and Verizon. In the early part of the year, our decision to extend the duration of the fund by buying longer maturing bonds was another positive contributor to the fund. The dramatic fall in treasury yields during the summer months validated our analysis and resulted in positive performance as a result of this shift. By the end of the year we had sold most of these longer maturing bonds in anticipation of rising rates.


WHAT HURT THE FUND
At the other end of the spectrum, there were a few sectors and securities which negatively impacted the fund returns for the year. First, the continued problems in mortgage delinquencies and foreclosures hurt most of our remaining private mortgage bonds. At the start of the year, this segment made up about 4.4 percent of the portfolio. The deterioration in the housing market led to significant losses for a few of these mortgage securities held in the fund. One of the worst performing was Credit Suisse Mortgage Certificate which declined 53.7 percent in price. Other poor performers include Residential Asset Securitization
Trust, Lehman Mortgage Trust and Countrywide
Alternative Loan Trust. Each of these securities fell about 30 to 40 percent in price. In total, the private mortgage portion of the portfolio negatively impacted fund returns by about 0.97 percent. At the end of the year, the fund held about 1.0 percent in this sector.
To a much lesser extent, other notable detractors from fund returns included the bonds of Comcast, Freeport
McMoran and Marathon Oil.


OUTLOOK
After the dramatic decline of corporate bond prices during the credit crisis of a few years ago, values have rebounded considerably over the past two years.
Going forward, the combination of much improved economic growth along with robust corporate earnings should provide a healthy environment for many fixed income securities. Yet, the massive deficit spending and actions by the Federal Reserve have many investors concerned about higher inflation and interest rates as a result. While both economic and market headwinds are certainly possible in the year ahead, we have taken steps to mitigate some of these potential problems. In the Retirement Income Fund, we have reduced the duration or sensitivity to interest rate fluctuations and, increased the quality of the fund. In addition, the fund holds about 9 percent in large multinational stocks that pay a healthy dividend. This further diversification should help buffer returns if interest rates begin to rise.
In this environment, we expect the fund to produce solid results relative to the category average in the year ahead.

         RETIREMENT INCOME - PERFORMANCE SUMMARY (Unaudited)
$10,000 investment made December 31, 2000. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - RETIREMENT INCOME FUND, LIPPER BBB INDEX,
BARCLAYS AGG. BOND INDEX, AND CONSUMER PRICE INDEX.
LINE CHART 1999 - 2009]


                                     Barclays
            Retirement     Lipper   Agg. Bond       Consumer
Date            Income  BBB Index       Index    Price Index
------------------------------------------------------------
12/31/00        10,000     10,000      10,000        10,000
06/30/01        10,451     10,388      10,361        10,178
12/31/01        10,796     10,748      10,844        10,160
06/30/02        11,191     10,914      11,254        10,286
12/31/02        11,746     11,520      11,954        10,412
06/30/03        12,694     12,382      12,423        10,487
12/31/03        12,891     12,643      12,444        10,624
06/30/04        12,851     12,607      12,464        10,819
12/31/04        13,765     13,314      12,985        10,979
06/30/05        14,097     13,573      13,311        11,094
12/31/05        14,080     13,612      13,300        11,346
06/30/06        13,952     13,535      13,203        11,564
12/31/06        14,639     14,331      13,876        11,632
06/30/07        14,796     14,524      14,011        11,867
12/31/07        15,125     15,086      14,841        12,110
06/30/08        14,796     14,951      15,009        12,444
12/31/08        12,702     13,543      15,619        12,104
06/30/09        13,709     14,834      15,915        12,289
12/31/09        14,879     16,163      16,543        12,441
06/30/10        15,780     17,136      17,425        12,424
12/31/10        16,116     17,855      17,625        12,564


Average Annual Returns for Periods Ended December 31, 2010


                               Past 1   Past 5  Past 10  Value of
                                 Year    Years    Years   $10,000
                              -----------------------------------
Lipper BBB Index               10.46%    5.58%    5.97%   $17,855
Barclays Aggregate Bond Index   6.54%    5.80%    5.84%   $17,625
Retirement Income Fund
   (Retail Class)               8.31%    2.73%    4.88%   $16,116
Consumer Price Index (CPI)      0.99%    2.06%    2.31%   $12,564

                 CORE EQUITY FUND (Unaudited)
Seeks to provide investors with long-term growth of capital. The fund invests primarily in stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is undervalued by the market.


[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2010]

    SUMMARY INVESTMENT PORTFOLIO December 31,2010*

    Consumer Non-Cyclical.................... 19.2%
    Communications........................... 18.1%
    Financial ............................... 17.8%
    Energy .................................. 14.5%
    Technology .............................. 11.9%
    Industrial ..............................  9.8%
    Consumer Cyclical .......................  3.3%
    Basic Materials .........................  3.3%
    Cash & Other ............................  2.1%


               TOP EQUITY HOLDINGS*

    Liberty Media Corp. - Capital............ 4.20%
    ConocoPhillips .......................... 3.32%
    Berkshire Hathaway, Inc. ................ 3.10%
    Microsoft Corp. ......................... 3.07%
    Johnson & Johnson ....................... 3.06%
    Chevron Corp. ........................... 2.97%
    JPMorgan Chase & Co. .................... 2.87%
    Cisco Systems, Inc. ..................... 2.76%
    EMC Corp. ............................... 2.67%
    Northrop Grumman Corp. .................. 2.67%

* Percentages based on Total Net Assets


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)


2010 RESULTS
A continued trend to higher equity values and a general rebound to economic growth helped the fund post solid results for 2010. The fund invests in mainly large, multi-national type companies with a proven record of consistent growth and solid balance sheets. For the year, the fund returned 14.2 percent as compared to the S&P 500 Index which posted a return of 15.1 percent. The Lipper Large-Cap Core Index posted a
12.8 percent return for the year.


WHAT HELPED THE FUND
The combined impact of low interest rates and massive stimulus by the federal government translated into higher economic growth and generally improved consumer spending. As conditions slowly improved, investors continued to search for bargains in stocks and values trended higher through the year. In the fund, the sectors with the largest positive impact on returns were media, energy, and technology. In media, Liberty
Media proved the best performing stock in the fund.
This company has various interests in entertainment services, broadcasting, publishing, mobile services and electronics. During the year, they successfully executed on their growth strategy and investors bid up the stock by about 166 percent. Another top performing stock was the energy company, National Oilwell Varco. The company designs, manufactures and sells equipment used in oil and gas drilling. The strong global demand and higher energy prices lifted profits and the company's stock price by about 51 percent. In banking, Citigroup continued to execute on its turnaround strategy and benefitted from an improved regulatory and economic environment. Finally, the gold and copper mining company, Freeport McMoran Copper, prospered as commodity prices increased along with global demand. Other notable contributors to fund returns included the technology company EMC, the chemical company PPG Industries and ConocoPhillips.


WHAT HURT THE FUND
On the other side, several diverse sectors negatively impacted the fund returns for the year, including technology, energy, and financials. L-3
Communications, which is one of the largest providers of aircraft intelligence and surveillance systems, proved the worst performing stock due mainly to cuts in the federal defense budget. The technology company, Cisco
Systems which supplies data networking products for the Internet, was one of the worst performing stocks as intense competition limited growth. Also in technology, Symantec Corporation which provides security management systems to the business and consumer markets, has struggled to ignite growth as their products mature. In the energy sector, the contract drilling company Noble Corporation underperformed due to delays in permitting, weaker day rates and expectations of negative free-cash flow. Other stocks in the fund which negatively impacted fund returns included Microsoft, Bank of America and Computer
Sciences.


OUTLOOK
Amidst the many obstacles facing the U.S., our economy appears poised for another year of positive and steady growth. The combination of low interest rates along with the growth initiatives put in place by the Federal Reserve and the federal government should keep growth on trend. Still, the unemployment rate is expected to remain stubbornly high and the housing market severely depressed. As this modest growth and mild inflationary environment plays out, investors should seek companies with proven growth, sound balance sheets and good management teams. The Core
Equity Fund targets these types of companies and should perform well relative to the benchmark in the year ahead.


            PERFORMANCE SUMMARY (Unaudited)
$10,000 investment made January 2, 2008. Past performance should not be used to attempt to predict future performance.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - CORE EQUITY FUND, S&P 500 INDEX, LIPPER
LARGE-CAP CORE INDEX, AND CONSUMER PRICE INDEX.
LINE CHART 2008 - 2010]

                                       Lipper
           Core Equity      S & P   Large-Cap       Consumer
Date              Fund        500        Core    Price Index
------------------------------------------------------------
01/02/08        10,000     10,000      10,000         10,000
01/31/08         9,850      9,536       9,281         10,039
02/28/08         9,710      9,226       9,053         10,068
03/31/08         9,500      9,186       8,883         10,155
04/30/08        10,010      9,634       9,445         10,217
05/31/08        10,320      9,759       9,757         10,303
06/30/08         9,561      8,937       9,119         10,407
07/31/08         9,411      8,862       8,832         10,461
08/31/08         9,661      8,991       8,814         10,419
09/30/08         8,671      8,191       7,665         10,405
10/31/08         7,051      6,815       6,666         10,300
11/30/08         6,371      6,326       5,961         10,103
12/31/08         6,566      6,392       6,248          9,998
01/31/09         6,324      5,854       5,869         10,042
02/28/09         5,648      5,233       5,420         10,092
03/31/09         6,121      5,690       5,932         10,116
04/30/09         6,716      6,234       6,616         10,141
05/31/09         7,080      6,582       7,021         10,171
06/30/09         7,020      6,595       7,033         10,258
07/31/09         7,493      7,093       7,567         10,242
08/31/09         7,837      7,349       7,795         10,265
09/30/09         8,079      7,624       8,195         10,271
10/31/09         8,059      7,482       7,910         10,281
11/30/09         8,563      7,931       8,348         10,288
12/31/09         8,745      8,084       8,696         10,270
01/31/10         8,531      7,794       9,304         10,287
02/28/10         8,866      8,034       9,704         10,288
03/31/10         9,261      8,519      10,346         10,294
04/30/10         9,332      8,653      10,451         10,287
05/31/10         8,562      7,963       9,653         10,270
06/30/10         8,258      7,546       9,087         10,256
07/31/10         8,765      8,075       9,723         10,288
08/31/10         8,460      7,710       9,263         10,314
09/30/10         9,191      8,398      10,303         10,325
10/31/10         9,505      8,717      10,752         10,349
11/30/10         9,333      8,719      10,974         10,361
12/31/10         9,982      9,302      11,635         10,372

Average Annual Returns for Periods Ended December 31, 2010


                                    Past 1       Since     Value of
                                      Year   Inception*     $10,000
                                  ---------------------------------
Consumer Price Index (CPI)           0.99%       1.22%      $10,372
Core Equity Fund (Retail Class)     14.15%      -0.06%       $9,982
S&P 500 Index                       15.08%      -2.38%       $9,302
Lipper Large-Cap Core Index         12.77%      -2.69%       $9,216

*Since Inception-1/2/08


        ADVANCE CAPITAL I - EQUITY GROWTH FUND (Retail Shares)
                       FINANCIAL HIGHLIGHTS



SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)               Years ended December 31
-----------------------------------------------------------------------------------------------
                                              2010       2009       2008       2007       2006

Net asset value, beginning of year          $18.52     $12.87     $24.11     $24.87     $25.42

Income (Loss) from investment operations*

  Net investment income (loss)                0.01       0.02       0.00     (0.03)     (0.03)

  Net realized and unrealized gain (loss)
    on investments                            5.08       5.66     (11.22)      3.05       2.43
                                          ------------------------------------------------------
Total from investment operations              5.09       5.68     (11.22)      3.02       2.40


Less distributions

  Net investment income                      (0.01)     (0.03)      0.00       0.00       0.00

  Net realized gain on investments            0.00       0.00      (0.02)     (3.78)     (2.76)

  Return of capital                           0.00       0.00       0.00       0.00      (0.19)
                                          ------------------------------------------------------
Total distributions                          (0.01)     (0.03)     (0.02)     (3.78)     (2.95)
                                          ------------------------------------------------------
Net asset value, end of year                $23.60     $18.52     $12.87     $24.11     $24.87
                                          ======================================================

Total Return                                 27.49%     44.14%    (46.53%)    12.05%      9.39%


Ratios and Supplemental Data

  Net assets, end of year (in thousands)  $108,290    $98,960    $83,981   $220,726   $210,179

  Ratio of expenses to average
    net assets                                1.07%      1.13%      1.06%      1.01%      1.01%

  Ratio of net investment income (loss)
    to average net assets                     0.05%      0.12%     (0.02%)    (0.10%)    (0.10%)

Portfolio turnover rate                         26%        27%        27%        33%        38%



*Per share amounts presented are based on average shares outstanding.

                     See Notes to Financial Statements



                  ADVANCE CAPITAL I - BALANCED FUND (Retail Shares)
                          FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)               Years ended December 31
-----------------------------------------------------------------------------------------------
                                              2010       2009       2008       2007       2006

Net asset value, beginning of year           $14.05     $11.80     $17.66     $18.38     $17.92

Income (Loss) from investment operations*

  Net investment income                        0.21       0.38       0.38       0.38       0.39

  Net realized and unrealized gain (loss)
    on investments                             1.89       2.25      (5.84)      0.72       1.37
                                          ------------------------------------------------------
Total from investment operations               2.10       2.63      (5.46)      1.10       1.76

Less distributions

  Net investment income                       (0.32)     (0.38)     (0.39)     (0.38)     (0.29)

  Net realized gain on investments             0.00       0.00      (0.01)     (1.44)     (0.90)

  Return of capital                            0.00       0.00       0.00       0.00      (0.11)
                                          ------------------------------------------------------
Total distributions                           (0.32)     (0.38)     (0.40)     (1.82)     (1.30)
                                          ------------------------------------------------------
Net asset value, end of year                 $15.83     $14.05     $11.80     $17.66     $18.38
                                          ======================================================
Total Return                                  15.19%     22.79%    (31.33%)     6.00%      9.91%


Ratios and Supplemental Data

  Net assets, end of year (in thousands)   $184,202   $189,125   $200,199   $400,214   $397,635

  Ratio of expenses to average net assets      1.06%      1.12%      1.04%      0.97%      0.93%

  Ratio of net investment income
    to average net assets                      1.46%      3.03%      2.48%      1.97%      2.14%

  Portfolio turnover rate                        39%        48%        41%        36%        35%


*Per share amounts presented are based on average shares outstanding.

                            See Notes to Financial Statements



              ADVANCE CAPITAL I - RETIREMENT INCOME FUND (Retail Shares)
                                FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)               Years ended December 31
-----------------------------------------------------------------------------------------------
                                              2010       2009       2008       2007       2006

Net asset value, beginning of year           $8.23      $7.46      $9.45      $9.68      $9.85

Income (Loss) from investment operations*

  Net investment income                       0.32       0.45       0.52       0.54       0.54

  Net realized and unrealized gain (loss)
    on investments                            0.36       0.79      (1.98)     (0.23)     (0.16)
                                          ------------------------------------------------------
Total from investment operations              0.68       1.24      (1.46)      0.31       0.38


Less distributions

  Net investment income                      (0.42)     (0.47)     (0.53)     (0.54)     (0.54)

  Return of capital                           0.00       0.00       0.00       0.00      (0.01)
                                          ------------------------------------------------------
Total distributions                          (0.42)     (0.47)     (0.53)     (0.54)     (0.55)
                                          ------------------------------------------------------
Net asset value, end of year                 $8.49      $8.23      $7.46      $9.45      $9.68
                                          ======================================================
Total Return                                  8.31%     17.13%    (16.03%)     3.33%      3.97%


Ratios and Supplemental Data

  Net assets, end of year (in thousands)  $292,167   $319,349   $340,834   $406,932   $402,076

  Ratio of expenses to average net assets     0.85%      0.91%      0.83%      0.78%      0.76%

  Ratio of net investment income
    to average net assets                     3.77%      5.81%      6.07%      5.69%      5.57%

  Portfolio turnover rate                       73%        58%        58%        51%        62%



*Per share amounts presented are based on average shares outstanding.

                     See Notes to Financial Statements



                    ADVANCE CAPITAL I - CORE EQUITY FUND (Retail Shares)
                                  FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)        Years ended December 31
----------------------------------------------------------------------------------------
                                                            2010       2009       2008


Net asset value, beginning of year                         $8.62      $6.51     $10.00

Income (Loss) from investment operations*

  Net investment income                                     0.05       0.05       0.06

  Net realized and unrealized gain (loss)
    on investments                                          1.17       2.11      (3.49)
                                                      -----------------------------------
Total from investment operations                            1.22       2.16      (3.43)


Less distributions

  Net investment income                                    (0.05)     (0.05)     (0.06)
                                                      -----------------------------------
Total distributions                                        (0.05)     (0.05)     (0.06)
                                                      -----------------------------------
Net asset value, end of year                               $9.79      $8.62      $6.51
                                                      ===================================
Total Return                                               14.15%     33.19%    (34.35%)


Ratios and Supplemental Data

  Net assets, end of year (in thousands)                 $10,671     $9,768     $8,469

  Ratio of expenses to average net assets                   1.40%(A)   1.44%(A)   1.39%(A)

  Ratio of expenses to average net assets                   1.28%(B)   1.31%(B)   1.28%(B)

  Ratio of net investment income
    to average net assets                                   0.54%      0.66%      0.66%

  Portfolio turnover rate                                     36%        33%        68%



 *Per share amounts presented are based on average shares outstanding.
 (A) Before waivers
 (B) Net of waivers

                See Notes to Financial Statements

             ADVANCE CAPITAL I - EQUITY GROWTH FUND (Institutional Shares)
                                      FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)         Periods ended December 31
--------------------------------------------------------------------------------------

                                              2010       2009       2008       2007(a)

Net asset value, beginning of period        $18.49     $12.81     $24.16     $27.28

Income (Loss) from investment operations(b)

  Net investment income                       0.06       0.06       0.06       0.02

  Net realized and unrealized gain (loss)
    on investments                            5.09       5.65     (11.39)      0.64
                                          --------------------------------------------
Total from investment operations              5.15       5.71     (11.33)      0.66


Less distributions

  Net investment income                      (0.01)     (0.03)      0.00       0.00

  Net realized gain on investments            0.00       0.00      (0.02)     (3.78)
                                          --------------------------------------------
Total distributions                          (0.01)     (0.03)     (0.02)     (3.78)
                                          --------------------------------------------
Net asset value, end of year                $23.63     $18.49     $12.81     $24.16
                                          ============================================
Total Return                                 27.86%     44.58%    (46.89%)     2.34%(d)


Ratios and Supplemental Data

  Net assets, end of year (in thousands)      $180       $141        $92       $118

  Ratio of expenses to average net assets     0.82%      0.88%      0.80%      0.77%(c)

  Ratio of net investment income
    to average net assets                     0.31%      0.36%      0.31%      0.12%(c)

  Portfolio turnover rate                       26%        27%        27%        33%



    (a) For the period May 4, 2007, commencement of operations, to December 31, 2007.
    (b) Per share amounts presented are based on average shares outstanding.
    (c) Annualized
    (d) Not Annualized



                         See Notes to Financial Statements

                        ADVANCE CAPITAL I - BALANCED FUND (Institutional Shares)
                                      FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)      Periods ended December 31
--------------------------------------------------------------------------------------

                                              2010       2009       2008       2007(a)

Net asset value, beginning of period        $14.01     $11.77     $17.66     $19.43

Income (Loss) from investment operations(b)

  Net investment income                       0.25       0.41       0.42       0.29

  Net realized and unrealized gain (loss)
    on investments                            1.89       2.24      (5.87)     (0.33)
                                          --------------------------------------------
Total from investment operations              2.14       2.65      (5.45)     (0.04)


Less distributions

  Net investment income                      (0.36)     (0.41)     (0.43)     (0.29)

  Net realized gain on investments            0.00       0.00      (0.01)     (1.44)
                                          --------------------------------------------
Total distributions                          (0.36)     (0.41)     (0.44)     (1.73)
                                          --------------------------------------------
Net asset value, end of year                $15.79     $14.01     $11.77     $17.66
                                          ============================================
Total Return                                 15.52%     23.06%    (31.33%)    (0.22%)(d)


Ratios and Supplemental Data

  Net assets, end of year (in thousands)      $157       $139       $117       $175

  Ratio of expenses to average net assets     .081%      0.87%      0.79%      0.74%(c)

  Ratio of net investment income
    to average net assets                     1.70%      3.24%      2.79%      2.25%(c)

  Portfolio turnover rate                       39%        48%        41%        36%



    (a) For the period May 4, 2007, commencement of operations, to December 31, 2007.
    (b) Per share amounts presented are based on average shares outstanding.
    (c) Annualized
    (d) Not Annualized



                         See Notes to Financial Statements



            ADVANCE CAPITAL I - RETIREMENT INCOME FUND (Institutional Shares)
                             FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)        Periods ended December 31
--------------------------------------------------------------------------------------

                                              2010       2009       2008       2007(a)

Net asset value, beginning of period         $8.23      $7.46      $9.45      $9.71

Income (Loss) from investment operations(b)

  Net investment income                       0.36       0.47       0.55       0.36

  Net realized and unrealized gain (loss)
    on investments                            0.34       0.79      (1.99)     (0.25)
                                          --------------------------------------------
Total from investment operations              0.70       1.26      (1.44)      0.11


Less distributions

  Net investment income                      (0.45)     (0.49)     (0.55)     (0.37)
                                          --------------------------------------------
Total distributions                          (0.45)     (0.49)     (0.55)     (0.37)
                                          --------------------------------------------
Net asset value, end of year                 $8.48      $8.23      $7.46      $9.45
                                          ============================================
Total Return                                  8.45%     17.42%    (15.82%)     1.19%(d)



Ratios and Supplemental Data

  Net assets, end of year (in thousands)      $562     $1,664     $1,841     $3,508

  Ratio of expenses to average net assets     0.60%      0.66%      0.58%      0.56%(c)

  Ratio of net investment income
    to average net assets                     4.24%      6.07%      6.26%      5.92%(c)

  Portfolio turnover rate                       73%        58%        58%        51%




  (a) For the period May 4, 2007, commencement of operations, to December 31, 2007.
  (b) Per share amounts presented are based on average shares outstanding.
  (c) Annualized
  (d) Not Annualized

                                 See Notes to Financial Statements



                    ADVANCE CAPITAL I - CORE EQUITY FUND (Institutional Shares)
                                  FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)          Periods ended December 31
----------------------------------------------------------------------------------------
                                                            2010       2009       2008


Net asset value, beginning of period                       $8.67      $6.51     $10.00

Income (Loss) from investment operations(a)

  Net investment income                                     0.07       0.07       0.07

  Net realized and unrealized gain (loss)
    on investments                                          1.18       2.14      (3.48)
                                                      -----------------------------------
Total from investment operations                            1.25       2.21      (3.41)


Less distributions

  Net investment income                                    (0.05)     (0.05)     (0.08)
                                                      -----------------------------------
Total distributions                                        (0.05)     (0.05)     (0.08)
                                                      -----------------------------------
Net asset value, end of year                               $9.87      $8.67      $6.51
                                                      ===================================
Total Return                                               14.41%     33.95%    (34.14%)


Ratios and Supplemental Data

  Net assets, end of year (in thousands)                    $433       $379         $0

  Ratio of expenses to average net assets                   1.15%(b)   1.17%(b)   1.16%(b)

  Ratio of expenses to average net assets                   1.03%(c)   1.04%(c)   1.05%(c)

  Ratio of net investment income
    to average net assets                                   0.79%      0.89%      0.79%

  Portfolio turnover rate                                     36%        33%        68%



  (a) Per share amounts presented are based on average shares outstanding.
  (b) Before waivers
  (c) Net of waivers

                See Notes to Financial Statements

ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010



   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
BASIC MATERIALS - 5.6%
 Agnico-Eagle Mines Ltd              4,700   $  360,490
 Air Products & Chemicals, Inc.      3,700      336,515
 Albemarle Corp.                     3,500      195,230
 Carpenter Technology Corp.          6,800      273,632
 CF Industries Holdings, Inc.        2,600      351,390
 Cliffs Natural Resources, Inc.      6,400      499,264
 Compass Minerals Inter.             8,200      732,014
 Ecolab, Inc.                        6,200      312,604
 Eldorado Gold Corp.                16,600      308,262
 HudBay Minerals, Inc.              24,900      454,425
 Intrepid Potash, Inc.*              6,600      246,114
 Sherwin-Williams Co.                4,700      393,625
 Sigma-Aldrich Corp.                 5,000      332,800
 Sociedad Quimica y Minera - ADR    11,000      642,620
 United States Steel Corp.           5,100      297,942
 Vulcan Materials Co.                7,100      314,956

COMMUNICATIONS - 9.1%
 Akamai Technologies, Inc.*          8,900      418,745
 Atheros Communications, Inc.*       8,100      290,952
 Cablevision Systems Corp.          10,300      348,552
 Central European Media*             4,300       87,505
 Ciena Corp.*                       10,000      210,500
 Crown Castle International*        17,000      745,110
 CTC Media, Inc.                     9,600      224,928
 Ctrip.com International Ltd - ADR*  6,600      266,970
 Discovery Communications*          18,100      664,089
 Equinix, Inc.*                      4,600      373,796
 Expedia, Inc.                      10,600      265,954
 Factset Research Systems            3,600      337,536
 F5 Networks, Inc.*                  1,700      221,272
 JDS Uniphase Corp.*                13,700      198,376
 Juniper Networks, Inc.*            16,700      616,564
 Liberty Media Corp - Starz*         3,200      212,736
 Liberty Media Corp.*               32,000      504,640
 McGraw-Hill Cos., Inc.             16,700      608,047
 NII Holdings, Inc.*                 7,400      330,484
 Omnicom Group, Inc.                 9,200      421,360
 priceline.com, Inc.*                2,700    1,078,785
 Rackspace Hosting, Inc.*           11,500      361,215
 SBA Communications Corp.*          11,500      470,810
 Sina Corp.*                         5,200      357,864
 VeriSign, Inc.                      6,100      199,287
 WebMD Health Corp.*                   700       35,742


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
CONSUMER, CYCLICAL - 15.0%
 Advance Auto Parts, Inc.            3,300   $  218,295
 AutoZone, Inc.*                     1,100      299,849
 Bed Bath & Beyond, Inc.*           15,200      747,080
 Big Lots, Inc.*                     4,100      124,886
 CarMax, Inc.*                      16,600      529,208
 Chipotle Mexican Grill, Inc.*       1,500      318,990
 Choice Hotels International         7,500      287,025
 Coach, Inc.                        18,700    1,034,297
 Copart, Inc.*                       5,200      194,220
 Dick's Sporting Goods, Inc.*        8,100      303,750
 Dollar General Corp.*               8,900      272,963
 Dollar Tree, Inc.*                  6,900      386,952
 DreamWorks Animation SKG*           7,400      218,078
 Family Dollar Stores, Inc.          5,500      273,405
 Fastenal Co.                        8,500      509,235
 Gap, Inc.                          11,200      247,968
 Hyatt Hotels Corp.*                 4,000      183,040
 International Game Tech.           17,800      314,882
 Lennar Corp.                        8,500      159,375
 Madison Square Garden, Inc.*        8,325      214,619
 Marriott International, Inc.       17,380      721,965
 Mattel, Inc.                       23,600      600,148
 Men's Wearhouse Inc.                6,337      158,298
 O'Reilly Automotive, Inc.*          8,300      501,486
 PACCAR, Inc.                        4,300      246,562
 Panera Bread Co.*                   4,400      445,324
 PetSmart, Inc.                      4,800      191,136
 Pulte Group, Inc.*                 11,077       83,299
 Ross Stores, Inc.                  11,800      746,350
 Royal Caribbean Cruises Ltd*        9,700      455,900
 Skywest, Inc.                      14,300      223,366
 Southwest Airlines Co.             32,400      420,552
 Staples, Inc.                       7,800      177,606
 Starwood Hotels & Resorts          12,600      765,828
 Tiffany & Co.                       9,100      566,657
 Tim Hortons, Inc.                   7,400      305,102
 Toll Brothers, Inc.*                7,800      148,200
 Tractor Supply Co.                  5,600      271,544
 Urban Outfitters, Inc.*             9,700      347,357
 WABCO Holdings, Inc.*               3,600      219,348
 Williams-Sonoma, Inc.               6,500      231,985
 WMS Industries, Inc.*              11,600      524,784
 WW Grainger, Inc.                   4,500      621,495
 Wynn Resorts Ltd                    4,000      415,360



   See Notes to Financial Statements

ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010



   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
CONSUMER, NON-CYCLICAL - 20.5%
 Alexion Pharmaceuticals, Inc.*      6,600   $  531,630
 American Medical Systems*           7,500      141,450
 American Reprographics Co.*        10,200       77,418
 AmerisourceBergen Corp.            19,400      661,928
 Apollo Group, Inc.*                 4,929      194,646
 Arthrocare Corp.*                   3,200       99,392
 Avon Products, Inc.                24,000      697,440
 BioMarin Pharmaceutical, Inc.*      6,700      180,431
 Booz Allen Hamilton Holding*        1,600       31,088
 Brown-Forman Corp.                  5,525      384,651
 Bruker Corp.*                      14,600      242,360
 Campbell Soup Co.                   6,700      232,825
 Cephalon, Inc.*                     3,500      216,020
 Charles River Laboratories*         4,700      167,038
 Church & Dwight Co., Inc.           6,100      421,022
 CIGNA Corp.                         3,800      139,308
 Clorox Co.                          5,200      329,056
 Community Health Systems*           8,800      328,856
 Corporate Executive Board           5,500      206,525
 Covance, Inc.*                      2,500      128,525
 CR Bard, Inc.                       6,500      596,505
 DaVita, Inc.*                       6,000      416,940
 Dendreon Corp.*                     4,900      171,108
 DENTSPLY International, Inc.        8,800      300,696
 DeVry, Inc.                         4,700      225,506
 Edwards Lifesciences Corp.*         4,500      363,780
 Equifax, Inc.                       5,400      192,240
 Genpact Ltd*                        8,900      135,280
 Gen-Probe, Inc.*                    3,100      180,885
 Global Payments, Inc.               5,200      240,292
 Green Dot Corp.*                    3,900      221,286
 Henry Schein, Inc.*                 6,700      411,313
 Hershey Co.                         6,200      292,330
 Hertz Global Holdings, Inc.*       24,400      353,556
 Hologic, Inc.*                     10,100      190,082
 Humana, Inc.*                       3,800      208,012
 Human Genome Sciences*             14,600      348,794
 IDEXX Laboratories, Inc.*           6,400      443,008
 Illumina, Inc.*                     7,500      475,050
 Intuitive Surgical, Inc.*           1,100      283,525
 Iron Mountain, Inc.                 7,700      192,577
 ITT Educational Services, Inc.*     2,500      159,225
 JM Smucker Co.                      2,800      183,820
 Laboratory Corp. of America*        6,100      536,312
 Life Technologies Corp.*            9,900      549,450


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
CONSUMER, NON-CYCLICAL - 20.5% (continued)
 Lorillard, Inc.                     4,200   $  344,652
 Manpower, Inc.                      3,200      200,832
 Masimo Corp.*                       4,500      130,815
 McCormick & Co., Inc.               6,100      283,833
 Mead Johnson Nutrition Co.          3,100      192,975
 Moody's Corp.                      17,600      467,104
 Myriad Genetics, Inc.*              7,200      164,448
 New Oriental Education - ADR*       1,700      178,891
 Patterson Cos., Inc.                5,500      168,465
 Paychex, Inc.                      19,387      599,252
 QIAGEN*                             8,400      164,220
 Quanta Services, Inc.*              9,600      191,232
 Quest Diagnostics, Inc.             9,322      503,108
 Regeneron Pharmaceuticals*         10,500      344,715
 ResMed, Inc.*                       5,400      187,056
 Ritchie Bros Auctioneers, Inc.      9,000      207,450
 Robert Half International, Inc.    10,500      321,300
 SEI Investments Co.                 7,800      185,562
 St Jude Medical, Inc.*              4,500      192,375
 Strayer Education, Inc.             1,300      197,886
 SXC Health Solutions Corp.*         6,800      291,448
 Techne Corp.                        3,400      223,278
 Thoratec Corp.*                     5,500      155,760
 Universal Health Services, Inc.     4,100      178,022
 Valeant Pharmaceuticals            14,200      401,718
 Varian Medical Systems, Inc.*       5,200      360,256
 Verisk Analytics, Inc.*             6,200      211,296
 Vertex Pharmaceuticals, Inc.*      10,770      377,273
 VistaPrint*                         4,700      216,200
 Western Union Co.                  42,100      781,797
 Whole Foods Market, Inc.*          11,500      581,785
 Zimmer Holdings, Inc.*              3,200      171,776

ENERGY - 8.1%
 Arch Coal, Inc.                    11,797      413,603
 Cameron International Corp.*       14,400      730,512
 Cobalt International Energy*        9,900      120,879
 Concho Resources, Inc.*             8,400      736,428
 Continental Resources, Inc.*        8,600      506,110
 Core Laboratories                   5,600      498,680
 Diamond Offshore Drilling, Inc.     3,700      247,419
 Dresser-Rand Group, Inc.*           4,400      187,396
 Dril-Quip, Inc.*                    2,400      186,528
 First Solar, Inc.*                  3,100      403,434
 FMC Technologies, Inc.*            10,700      951,337
 Forest Oil Corp.*                   3,400      129,098



   See Notes to Financial Statements

ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010



   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
ENERGY - 8.1% (continued)
 Murphy Oil Corp.                    2,700   $  201,285
 Nabors Industries Ltd*              7,300      171,258
 Newfield Exploration Co.*           2,600      187,486
 Nexen, Inc.                        12,700      290,830
 Oceaneering International, Inc.*    4,800      353,424
 Peabody Energy Corp.                9,400      601,412
 Range Resources Corp.               7,600      341,848
 SM Energy Co.                       3,700      218,041
 Southwestern Energy Co.*            5,000      187,150
 Tetra Technologies, Inc.*          16,000      189,920
 Ultra Petroleum Corp.*              6,200      296,174
 Walter Energy, Inc.                 5,100      651,984

FINANCIAL - 7.0%
 Arch Capital Group Ltd*             2,100      184,905
 Assurant, Inc.                      4,300      165,636
 Axis Capital Holdings Ltd           5,700      204,516
 CBOE Holdings, Inc.                14,600      333,756
 City National Corp.                 2,500      153,400
 Eaton Vance Corp.                  10,700      323,461
 Federal Realty Investment           2,500      194,825
 Fifth Third Bancorp                13,100      192,308
 First Horizon National Corp.*      16,739      197,182
 Forest City Enterprises, Inc.*     14,100      235,329
 HCC Insurance Holdings, Inc.        6,400      185,216
 IntercontinentalExchange, Inc.*     5,400      643,410
 Janus Capital Group, Inc.          14,600      189,362
 KeyCorp.                           21,100      186,735
 Lazard Ltd                         10,200      402,798
 Marshall & Ilsley Corp.            28,000      193,760
 Northern Trust Corp.                8,400      465,444
 NYSE Euronext                      12,400      371,752
 optionsXpress Holdings, Inc. *     11,200      175,504
 Popular, Inc.*                     63,099      198,131
 Principal Financial Group, Inc.     6,900      224,664
 ProLogis                           15,700      226,708
 Regions Financial Corp.            20,800      145,600
 RenaissanceRe Holdings Ltd          3,300      210,177
 SLM Corp.*                         16,100      202,699
 SVB Financial Group*                3,700      196,285
 TCF Financial Corp.                12,900      191,049
 TD Ameritrade Holding Corp.        25,900      491,841
 Waddell & Reed Financial, Inc.      5,300      187,037
 WR Berkley Corp.                    7,100      194,398
 Zions Bancorporation                7,000      169,610


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
INDUSTRIAL - 16.0%
 AMETEK, Inc.                       10,650   $  418,013
 Amphenol Corp.                      8,700      459,186
 Babcock & Wilcox Co.*              14,150      362,099
 CH Robinson Worldwide, Inc.         9,300      745,767
 CLARCOR, Inc.                       4,700      201,583
 Cooper Industries PLC               7,700      448,833
 Cummins, Inc.                      11,300    1,243,113
 Cymer, Inc.*                        4,800      216,336
 Dolby Laboratories, Inc.*           7,600      506,920
 Donaldson Co., Inc.                 5,900      343,852
 Elbit Systems Ltd                   2,900      154,077
 Embraer SA - ADR                    6,300      185,220
 Expeditors International           12,500      682,500
 Flowserve Corp.                     2,900      345,738
 Fluor Corp.                        11,100      735,486
 Foster Wheeler AG*                  9,400      324,488
 General Cable Corp.*                7,400      259,666
 Gentex Corp.                       10,700      316,292
 Goodrich Corp.                      5,500      484,385
 Graco, Inc.                         7,800      307,710
 Harsco Corp.                        5,000      141,600
 IDEX Corp.                          4,925      192,666
 II-VI, Inc.*                        4,500      208,620
 Itron, Inc.*                        2,200      121,990
 Jabil Circuit, Inc.                19,200      385,728
 Joy Global, Inc.                    6,600      572,550
 Kansas City Southern*               5,400      258,444
 Landstar System, Inc.               8,600      352,084
 McDermott International, Inc.*     21,800      451,042
 Mettler-Toledo International*       2,700      408,267
 National Instruments Corp.          6,850      257,834
 Pall Corp.                          5,700      282,606
 Precision Castparts Corp.           5,000      696,050
 Republic Services, Inc.            10,750      320,995
 Rockwell Automation, Inc.           5,700      408,747
 Rockwell Collins, Inc.              6,500      378,690
 Roper Industries, Inc.              4,600      351,578
 Stericycle, Inc.*                   3,100      250,852
 Terex Corp.*                        6,300      195,552
 TransDigm Group, Inc.*              3,500      252,035
 Trimble Navigation Ltd*            13,500      539,055
 Valmont Industries, Inc.            2,900      257,317
 Wabtec Corp.                        8,700      460,143
 Waste Connections, Inc.             7,950      218,864



       See Notes to Financial Statements

ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010



   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
INDUSTRIAL - 16.0% (continued)
 Waters Corp.*                       5,600   $  435,176
 Zebra Technologies Corp.*           5,800      220,342

TECHNOLOGY - 16.2%
 Adobe Systems, Inc.*               11,100      341,658
 Altera Corp.                       15,500      551,490
 Analog Devices, Inc.               13,200      497,244
 ANSYS, Inc.*                        8,200      426,974
 Autodesk, Inc.*                    13,400      511,880
 BMC Software, Inc.*                10,500      494,970
 CA, Inc.                           18,300      447,252
 Cerner Corp.*                       5,200      492,648
 Check Point Software Tech.*        11,700      541,242
 Citrix Systems, Inc.*               7,300      499,393
 Computer Sciences Corp.             3,400      168,640
 Dun & Bradstreet Corp.              1,900      155,971
 Electronic Arts, Inc.*             11,100      181,818
 Fairchild Semiconductor*           11,600      181,076
 Fidelity National Information       3,442       94,276
 Fiserv, Inc.*                       3,900      228,384
 Fortinet, Inc.*                     6,800      219,980
 GT Solar International, Inc.*      19,400      176,928
 Informatica Corp.*                 11,300      497,539
 Intersil Corp.                     10,000      152,700
 Intuit, Inc.*                      12,300      606,390
 KLA-Tencor Corp.                    5,000      193,200
 Lam Research Corp.*                 5,500      284,790
 Linear Technology Corp.            17,000      588,030
 Logitech International SA*          9,600      178,080
 Marvell Technology Group*          32,100      595,455
 Maxim Integrated Products          11,300      266,906
 MEMC Electronic Materials*         17,300      194,798
 Microchip Technology, Inc.         13,057      446,680


   Common Stock and
 Short-Term Investments             SHARES        VALUE
------------------------------------------------------------
TECHNOLOGY - 16.2% (continued)
 MICROS Systems, Inc.*               7,200   $  315,792
 MSCI, Inc.*                         9,800      381,808
 National Semiconductor Corp.       26,600      366,016
 NetApp, Inc.*                      12,400      681,504
 Nuance Communications, Inc.*       33,400      607,212
 NVIDIA Corp.*                      34,500      531,300
 ON Semiconductor Corp.*            28,300      279,604
 QLogic Corp.*                      15,400      262,108
 Red Hat, Inc.*                     10,600      483,890
 Rovi Corp.*                         9,800      607,698
 Salesforce.com, Inc.*               2,900      382,800
 Seagate Technology PLC*            24,200      363,726
 Silicon Laboratories, Inc.*         5,700      262,314
 Solera Holdings, Inc.               5,500      282,260
 Synopsys, Inc.*                     6,800      182,988
 Teradata Corp.*                     9,000      370,440
 Varian Semiconductor Equip.*       10,300      380,791
 Xilinx, Inc.                       22,800      660,744

UTILITIES - 0.5%
 Calpine Corp.*                     26,600      354,844
 NRG Energy, Inc.*                  11,400      222,755
                                          --------------
TOTAL COMMON STOCK - 98.0%
 (Cost $82,976,064)                         106,388,243

SHORT-TERM INVESTMENTS - 0.7%
 Fifth Third Inst. Money Market
 Fund, 0.11% Yield
 (Cost $722,552)                                722,552
                                          --------------

TOTAL INVESTMENTS IN SECURITIES - 98.7%
 (Cost $83,698,616)                         107,110,795

OTHER ASSETS LESS LIABILITIES - 1.3%          1,359,274
                                          --------------

TOTAL NET ASSETS - 100.0%                 $ 108,470,069
                                          ==============

 *Securities are non-income producing
 ADR - American Depository Receipt



         See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010




   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
BASIC MATERIALS - 4.8%
 Agnico-Eagle Mines Ltd              6,600   $  506,220
 Air Products & Chemicals, Inc.      4,600      418,370
 Albemarle Corp.                     1,200       66,936
 BHP Billiton Ltd - ADR              5,200      483,184
 Carpenter Technology Corp.         10,600      426,544
 CF Industries Holdings, Inc.          900      121,635
 Cliffs Natural Resources, Inc.      2,500      195,025
 Compass Minerals Inter.             2,600      232,102
 Eastman Chemical Co.                3,000      252,240
 Ecolab, Inc.                        2,200      110,924
 Eldorado Gold Corp.                19,300      358,401
 Freeport-McMoRan Copper             7,000      840,630
 HudBay Minerals, Inc.               8,800      160,600
 Intrepid Potash, Inc.*              2,500       93,225
 Monsanto Co.                        5,000      348,200
 Nucor Corp.                         5,800      254,156
 Potash Corp of Saskatchewan         2,000      309,660
 Praxair, Inc.                       3,100      295,957
 Rio Tinto PLC - ADR                 5,400      386,964
 Sherwin-Williams Co.                9,200      770,500
 Sigma-Aldrich Corp.                 1,800      119,808
 Sociedad Quimica y Minera - ADR    12,400      724,408
 United States Steel Corp.           2,000      116,840
 Vale SA - ADR                      14,700      508,179
 Vulcan Materials Co.                9,500      421,420
 Weyerhaeuser Co.                   16,961      321,072

COMMUNICATIONS - 4.9%
 Akamai Technologies, Inc.*          3,000      141,150
 America Movil - ADR                 5,000      286,700
 AT&T, Inc.                         46,300    1,360,294
 Atheros Communications, Inc.*       2,900      104,168
 Cablevision Systems Corp.          13,300      450,072
 Central European Media*             1,900       38,665
 Ciena Corp.*                        3,400       71,570
 Crown Castle International*         6,000      262,980
 CTC Media, Inc.                     4,000       93,720
 Ctrip.com International Ltd - ADR*  1,800       72,810
 Discovery Communications*           5,700      209,133
 Equinix, Inc.*                      1,600      130,016
 Expedia, Inc.                       3,400       85,306
 Factset Research Systems            1,200      112,512
 F5 Networks, Inc.*                    600       78,096
 JDS Uniphase Corp.*                 5,400       78,192
 Juniper Networks, Inc.*             6,100      225,212
 Liberty Media Corp - Starz*         1,000       66,480
 Liberty Media Corp.*               33,600      529,872
 McGraw-Hill Cos., Inc.             16,700      608,047


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
COMMUNICATIONS - 4.9% (continued)
 NII Holdings, Inc.*                 3,000   $  133,980
 Omnicom Group, Inc.                 9,800      448,840
 priceline.com, Inc.*                  900      359,595
 QUALCOMM, Inc.                      5,800      287,042
 Rackspace Hosting, Inc.*            3,300      103,653
 SBA Communications Corp.*           4,000      163,760
 Sina Corp.*                         1,900      130,758
 Time Warner, Inc.                  19,766      635,872
 Time Warner Cable, Inc.             4,700      310,341
 VeriSign, Inc.                      1,800       58,806
 Verizon Communications, Inc.       13,500      483,030
 Walt Disney Co.                    25,100      941,501
 WebMD Health Corp.*                   100        5,106

CONSUMER, CYCLICAL - 7.2%
 Advance Auto Parts, Inc.            1,000       66,150
 AutoZone, Inc.*                       400      109,036
 Bed Bath & Beyond, Inc.*            5,300      260,495
 Big Lots, Inc.*                     1,600       48,736
 CarMax, Inc.*                       5,900      188,092
 Carnival Corp.                     12,600      580,986
 Chipotle Mexican Grill, Inc.*         500      106,330
 Choice Hotels International         2,700      103,329
 Coach, Inc.                         6,100      337,391
 Copart, Inc.*                       1,600       59,760
 CVS Caremark Corp.                  8,300      288,591
 Dick's Sporting Goods, Inc.*        2,800      105,000
 Dollar General Corp.*               3,100       95,077
 Dollar Tree, Inc.*                  2,250      126,180
 DreamWorks Animation SKG*           2,100       61,887
 Family Dollar Stores, Inc.          1,900       94,449
 Fastenal Co.                        3,300      197,703
 Gap, Inc.                          17,400      385,236
 General Motors Co.*                 5,700      210,102
 Home Depot, Inc.                   33,000    1,156,980
 Hyatt Hotels Corp.*                 1,500       68,640
 International Game Tech.           22,500      398,025
 Kohl's Corp.*                       5,000      271,700
 Lennar Corp.                       17,900      335,625
 Madison Square Garden, Inc.*        3,000       77,340
 Marriott International, Inc.        6,075      252,356
 Mattel, Inc.                       25,500      648,465
 McDonald's Corp.                    7,900      606,404
 Men's Wearhouse Inc.                2,175       54,332
 NIKE, Inc.                          3,300      281,886
 O'Reilly Automotive, Inc.*          2,600      157,092
 PACCAR, Inc.                       10,600      607,804
 Panera Bread Co.*                   1,400      141,694

   See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010




   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
CONSUMER, CYCLICAL - 7.2% (continued)
 PetSmart, Inc.                      1,900  $    75,658
 Pulte Group, Inc.*                  4,060       30,531
 Ross Stores, Inc.                   3,800      240,350
 Royal Caribbean Cruises Ltd*        3,000      141,000
 Skywest, Inc.                       5,200       81,224
 Southwest Airlines Co.             45,300      587,994
 Staples, Inc.                       2,800       63,756
 Starwood Hotels & Resorts          13,600      826,608
 Tiffany & Co.                       3,000      186,810
 Tim Hortons, Inc.                   2,700      111,321
 TJX Cos., Inc.                      5,800      257,462
 Toll Brothers, Inc.*                2,700       51,300
 Tractor Supply Co.                  1,900       92,131
 Urban Outfitters, Inc.*             3,200      114,592
 WABCO Holdings, Inc.*               1,300       79,209
 Walgreen Co.                        7,600      296,096
 Wal-Mart Stores, Inc.               8,000      431,440
 Williams-Sonoma, Inc.               1,800       64,242
 WMS Industries, Inc.*               4,000      180,960
 WW Grainger, Inc.                   4,800      662,928
 Wynn Resorts Ltd                    1,400      145,376

CONSUMER, NON-CYCLICAL - 13.0%
 Aetna, Inc.                         9,100      277,641
 Alexion Pharmaceuticals, Inc.*      2,300      185,265
 Altria Group, Inc.                 17,700      435,774
 American Medical Systems*           2,700       50,922
 American Reprographics Co.*         4,000       30,360
 AmerisourceBergen Corp.            19,400      661,928
 Amgen, Inc.*                       16,300      894,870
 Apollo Group, Inc.*                 2,145       84,706
 Arthrocare Corp.*                   1,100       34,166
 Automatic Data Processing           6,800      314,704
 Avon Products, Inc.                15,800      459,148
 Baxter International, Inc.          5,400      273,348
 Becton Dickinson and Co.            3,400      287,368
 BioMarin Pharmaceutical, Inc.*      2,300       61,939
 Booz Allen Hamilton Holding*          600       11,658
 Brown-Forman Corp.                  6,325      440,347
 Bruker Corp.*                       5,200       86,320
 Campbell Soup Co.                   8,400      291,900
 Cephalon, Inc.*                     1,000       61,720
 Charles River Laboratories*         1,500       53,310
 Church & Dwight Co., Inc.           2,200      151,844
 CIGNA Corp.                         9,200      337,272
 Clorox Co.                          6,100      386,008
 Coca-Cola Co.                       8,800      578,776
 Community Health Systems*           2,600       97,162
 Corporate Executive Board           1,900       71,345


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
CONSUMER, NON-CYCLICAL - 13.0% (continued)
 Covance, Inc.*                      1,000  $    51,410
 CR Bard, Inc.                       5,400      495,558
 DaVita, Inc.*                       1,950      135,506
 Dendreon Corp.*                     1,800       62,856
 DENTSPLY International, Inc.        3,100      105,927
 DeVry, Inc.                         1,600       76,768
 Diageo PLC - ADR                    5,800      431,114
 Edwards Lifesciences Corp.*         1,900      153,596
 Equifax, Inc.                       1,800       64,080
 General Mills, Inc.*               12,200      434,198
 Genpact Ltd*                        4,100       62,320
 Gen-Probe, Inc.*                      800       46,680
 Global Payments, Inc.               1,600       73,936
 Green Dot Corp.*                    1,300       73,762
 Henry Schein, Inc.*                 2,400      147,336
 Hershey Co.                         2,200      103,730
 Hertz Global Holdings, Inc.*        9,200      133,308
 Hologic, Inc.*                      3,700       69,634
 Human Genome Sciences*              5,000      119,450
 Humana, Inc.*                       1,100       60,214
 IDEXX Laboratories, Inc.*           2,300      159,206
 Illumina, Inc.*                     2,600      164,684
 Intuitive Surgical, Inc.*             400      103,100
 Iron Mountain, Inc.                 2,812       70,328
 ITT Educational Services, Inc.*       800       50,952
 JM Smucker Co.                      1,000       65,650
 Johnson & Johnson                   4,200      259,770
 Kellogg Co.                         4,900      250,292
 Kimberly-Clark Corp.                3,800      239,552
 Laboratory Corp. of America*        2,300      202,216
 Life Technologies Corp.*            4,000      222,000
 Lorillard, Inc.                     5,400      443,124
 Manpower, Inc.                      1,100       69,036
 Masimo Corp.                        1,600       46,512
 McCormick & Co., Inc.               9,200      428,076
 McKesson Corp.                     14,000      985,320
 Mead Johnson Nutrition Co.          1,100       68,475
 Medco Health Solutions, Inc.*       7,400      453,398
 Medtronic, Inc.                     7,100      263,339
 Merck & Co., Inc.                  14,100      508,164
 Moody's Corp.                      17,400      461,796
 Myriad Genetics, Inc.*              2,800       63,952
 New Oriental Education - ADR*         600       63,138
 Patterson Cos., Inc.                1,900       58,197
 Paychex, Inc.                       6,593      203,790
 PepsiCo., Inc.                      9,600      627,168
 Philip Morris International, Inc.  13,800      807,714
 Procter & Gamble Co.               21,100    1,357,363
 QIAGEN*                             2,500       48,875


        See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010




   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
CONSUMER, NON-CYCLICAL - 13.0% (continued)
 Quanta Services, Inc.*              3,600  $    71,712
 Quest Diagnostics, Inc.            13,688      738,741
 Regeneron Pharmaceuticals*          3,600      118,188
 ResMed, Inc.*                       2,000       69,280
 Ritchie Bros Auctioneers, Inc.      3,300       76,065
 Robert Half International, Inc.     3,600      110,160
 SEI Investments Co.                 2,800       66,612
 St Jude Medical, Inc.*              1,600       68,400
 Strayer Education, Inc.               400       60,888
 SXC Health Solutions Corp.*         2,400      102,864
 Sysco Corp.                         7,800      229,320
 Techne Corp.                        1,000       65,670
 Teva Pharmaceutical Ind. - ADR      7,800      406,614
 Thoratec Corp.*                     2,000       56,640
 UnitedHealth Group, Inc.           16,100      581,371
 Universal Health Services, Inc.     1,400       60,788
 Valeant Pharmaceuticals            17,100      483,759
 Varian Medical Systems, Inc.*       1,700      117,776
 Verisk Analytics, Inc.*             2,300       78,384
 Vertex Pharmaceuticals, Inc.*       3,950      138,369
 VistaPrint*                         1,400       64,400
 WellPoint, Inc.*                    9,100      517,426
 Western Union Co.                  48,100      893,217
 Whole Foods Market, Inc.            4,000      202,360
 Zimmer Holdings, Inc.*              5,600      300,608

ENERGY - 8.9%
 Apache Corp.                        2,300      274,229
 Arch Coal, Inc.                     4,159      145,815
 Baker Hughes, Inc.                  6,600      377,322
 Cameron International Corp.*        4,900      248,577
 Chevron Corp.                      29,742    2,713,958
 Cobalt International Energy*        3,600       43,956
 Concho Resources, Inc.*             2,900      254,243
 ConocoPhillips                      4,400      299,640
 Continental Resources, Inc.*        9,400      553,190
 Core Laboratories                   1,700      151,385
 Devon Energy Corp.                  4,000      314,040
 Diamond Offshore Drilling, Inc.     5,400      361,098
 Dresser-Rand Group, Inc.*           1,700       72,403
 Dril-Quip, Inc.*                      700       54,404
 Exxon Mobil Corp.                  19,502    1,425,986
 First Solar, Inc.*                  1,000      130,140
 FMC Technologies, Inc.*             3,600      320,076
 Forest Oil Corp.*                   9,100      345,527
 Hess Corp.                          4,500      344,430
 Murphy Oil Corp.                    5,200      387,660
 Nabors Industries Ltd*              2,700       63,342


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
ENERGY - 8.9% (continued)
 National Oilwell Varco, Inc.       10,500  $   706,125
 Newfield Exploration Co.*           5,400      389,394
 Nexen, Inc.                        18,300      419,070
 Occidental Petroleum Corp.         12,000    1,177,200
 Oceaneering International, Inc.*    1,800      132,534
 Peabody Energy Corp.               11,400      729,372
 Range Resources Corp.               2,700      121,446
 Royal Dutch Shell PLC - ADR        17,800    1,188,684
 Schlumberger Ltd                   11,760      981,960
 SM Energy Co.                       1,300       76,609
 Southwestern Energy Co.*            1,700       63,631
 Tetra Technologies, Inc.*           5,700       67,659
 Total SA - ADR                      9,900      529,452
 Ultra Petroleum Corp.*              7,700      367,829
 Walter Energy, Inc.                 5,200      664,768

FINANCIAL - 9.3%
 Aflac, Inc.                         5,100      287,793
 Arch Capital Group Ltd*             3,600      316,980
 Assurant, Inc.                      1,200       46,224
 Axis Capital Holdings Ltd           2,000       71,760
 Bank of New York Mellon            19,171      578,964
 BB&T Corp.                         24,000      630,960
 CBOE Holdings, Inc.                 4,600      105,156
 Charles Schwab Corp.               17,900      306,269
 Chubb Corp.                         9,300      554,652
 CIT Group, Inc.*                    6,400      301,440
 Citigroup, Inc.*                   86,600      409,618
 City National Corp.                 5,800      355,888
 CME Group, Inc.                     1,500      482,625
 Eaton Vance Corp.                   4,100      123,943
 Essex Property Trust, Inc.          2,300      262,706
 Federal Realty Investment             900       70,137
 Fifth Third Bancorp                22,700      333,236
 First Horizon National Corp.*       5,948       70,063
 Forest City Enterprises, Inc.*      5,200       86,788
 HCC Insurance Holdings, Inc.       10,700      309,658
 IntercontinentalExchange, Inc.*     1,900      226,385
 Janus Capital Group, Inc.           5,300       68,741
 JPMorgan Chase & Co.               45,700    1,938,594
 KeyCorp.                           36,800      325,680
 Lazard Ltd                          3,600      142,164
 Marshall & Ilsley Corp.             9,700       67,124
 Northern Trust Corp.                7,600      421,116
 NYSE Euronext                      18,700      560,626
 optionsXpress Holdings, Inc.*       4,300       67,381
 PNC Financial Services Group       13,300      807,576
 Popular, Inc.*                     22,599       70,961

       See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010




   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
FINANCIAL - 9.3% (continued)
 Principal Financial Group, Inc.    16,400  $   533,984
 ProLogis                           22,800      329,232
 Regions Financial Corp.            55,900      391,300
 RenaissanceRe Holdings Ltd          5,600      356,664
 SLM Corp.*                         29,200      367,628
 State Street Corp.                 12,200      565,348
 SunTrust Banks, Inc.               20,300      599,053
 SVB Financial Group*                1,300       68,965
 TCF Financial Corp.                 4,700       69,607
 TD Ameritrade Holding Corp.         7,800      148,122
 Travelers Cos., Inc.                8,200      456,822
 US Bancorp.                        37,128    1,001,342
 Waddell & Reed Financial, Inc.      1,800       63,522
 Wells Fargo & Co.                  56,760    1,758,992
 WR Berkley Corp.                    2,300       62,974
 Zions Bancorporation                1,900       46,037

INDUSTRIAL - 9.3%
 3M Co.                              7,500      647,250
 AMETEK, Inc.                        3,450      135,413
 Amphenol Corp.                      2,800      147,784
 Babcock & Wilcox Co.*              14,500      371,055
 Boeing Co.                         13,040      850,990
 Caterpillar, Inc.                   5,800      543,228
 CH Robinson Worldwide, Inc.         3,200      256,608
 CLARCOR, Inc.                       1,500       64,335
 Cooper Industries PLC              13,600      792,744
 CSX Corp.                          12,400      801,164
 Cummins, Inc.                       7,500      825,075
 Cymer, Inc.*                        1,600       72,112
 Dolby Laboratories, Inc.*           2,500      166,750
 Donaldson Co., Inc.                 2,000      116,560
 Elbit Systems Ltd                   1,100       58,443
 Emerson Electric Co.               16,400      937,588
 Embraer SA - ADR                   12,400      364,560
 Expeditors International            4,200      229,320
 Flowserve Corp.                     3,500      417,270
 Fluor Corp.                         8,700      576,462
 Foster Wheeler AG*                  3,300      113,916
 General Cable Corp.*                3,000      105,270
 General Dynamics Corp.              4,400      312,224
 Gentex Corp.                        4,400      130,064
 Goodrich Corp.                      5,000      440,350
 Graco, Inc.                         2,600      102,570
 Harsco Corp.                        1,700       48,144
 Honeywell International, Inc.       5,400      287,064
 IDEX Corp.                          1,725       67,482
 II-VI, Inc.*                        1,900       88,084


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
INDUSTRIAL - 9.3% (continued)
 Illinois Tool Works, Inc.          11,100   $  592,740
 Itron, Inc.*                          800       44,360
 Jabil Circuit, Inc.                 4,100       82,369
 Joy Global, Inc.                    9,300      806,775
 Kansas City Southern*               2,400      114,864
 Landstar System, Inc.               3,200      131,008
 McDermott International, Inc.*     21,700      448,973
 Mettler-Toledo International*       1,000      151,210
 National Instruments Corp.          2,250       84,690
 Pall Corp.                          1,900       94,202
 Precision Castparts Corp.           1,700      236,657
 Republic Services, Inc.            19,750      589,735
 Rockwell Automation, Inc.           6,900      494,799
 Rockwell Collins, Inc.              2,100      122,346
 Roper Industries, Inc.              1,400      107,002
 Stericycle, Inc.*                   1,100       89,012
 Terex Corp.*                        2,700       83,808
 TransDigm Group, Inc.*              1,100       79,211
 Trimble Navigation Ltd*             4,700      187,671
 Union Pacific Corp.                10,000      926,600
 United Parcel Service, Inc.         9,100      660,478
 United Technologies Corp.           6,000      472,320
 Valmont Industries, Inc.            1,000       88,730
 Wabtec Corp.                        3,000      158,670
 Waste Connections, Inc.             2,400       66,072
 Waters Corp.*                       1,800      139,878
 Zebra Technologies Corp.*           1,700       64,583

TECHNOLOGY - 6.5%
 Accenture PLC                      11,900      577,031
 Adobe Systems, Inc.*                3,800      116,964
 Altera Corp.                        5,400      192,132
 Analog Devices, Inc.               11,700      440,739
 ANSYS, Inc.*                        3,000      156,210
 Autodesk, Inc.*                     4,400      168,080
 BMC Software, Inc.*                 3,400      160,276
 CA, Inc.                            6,400      156,416
 Cerner Corp.*                       1,900      180,006
 Check Point Software Tech.*        14,100      652,266
 Citrix Systems, Inc.*               2,300      157,343
 Computer Sciences Corp.             6,100      302,560
 Dun & Bradstreet Corp.                700       57,463
 Electronic Arts, Inc.*              3,200       52,416
 EMC Corp.*                         17,000      389,300
 Fairchild Semiconductor*            3,800       59,318
 Fidelity National Information       1,197       32,786
 Fiserv, Inc.*                       1,650       96,624
 Fortinet, Inc.*                     2,400       77,640

      See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010



   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
TECHNOLOGY - 6.5% (continued)
 GT Solar International, Inc.*       9,500   $   86,640
 Informatica Corp.*                  3,100      136,493
 Intel Corp.                        17,100      359,613
 International Bus. Machines         6,900    1,012,644
 Intersil Corp.                      3,600       54,972
 Intuit, Inc.*                       4,400      216,920
 KLA-Tencor Corp.                    1,800       69,552
 Lam Research Corp.*                 2,000      103,560
 Linear Technology Corp.            14,600      505,014
 Logitech International SA*          3,200       59,360
 Marvell Technology Group*          10,800      200,340
 Maxim Integrated Products           3,100       73,222
 MEMC Electronic Materials*          6,400       72,064
 Microchip Technology, Inc.         11,712      400,668
 MICROS Systems, Inc.*               2,500      109,650
 Microsoft Corp.                    29,200      814,972
 MSCI, Inc.*                         3,600      140,256
 National Semiconductor Corp.       27,200      374,272
 NetApp, Inc.*                       4,000      219,840
 Nuance Communications, Inc.*       11,600      210,888
 NVIDIA Corp.*                      32,500      500,500
 ON Semiconductor Corp.*             9,700       95,836
 Oracle Corp.                       10,900      341,170
 QLogic Corp.*                       5,500       93,610
 Red Hat, Inc.*                      3,700      168,905
 Rovi Corp.*                         3,400      210,834


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
TECHNOLOGY - 6.5% (continued)
 Salesforce.com, Inc.*               1,000   $  132,000
 Seagate Technology PLC*             8,500      127,755
 Silicon Laboratories, Inc.*         2,200      101,244
 Solera Holdings, Inc.               2,000      102,640
 Synopsys, Inc.*                     2,100       56,511
 Teradata Corp.*                     3,300      135,828
 Texas Instruments, Inc.             9,200      299,000
 Varian Semiconductor Equip.*        3,900      144,183
 Xilinx, Inc.                        7,800      226,044

UTILITIES - 2.3%
 Calpine Corp.*                     10,100      134,734
 Consolidated Edison, Inc.           5,300      262,721
 Duke Energy Corp.                  24,500      436,345
 Entergy Corp.                       4,000      283,320
 Exelon Corp.                        5,650      235,266
 NextEra Energy, Inc.                5,700      296,343
 NRG Energy, Inc.*                  15,100      295,053
 Pepco Holdings, Inc.               14,400      262,800
 Progress Energy, Inc.              10,300      447,843
 SCANA Corp.                        15,600      633,360
 Southern Co.                       15,800      604,033
 TECO Energy, Inc.                  15,800      281,240
                                          --------------
TOTAL COMMON STOCK - 66.2%
 (Cost $95,447,599)                       $ 122,122,547
                                          --------------


*Securities are non-income producing
 ADR - American Depository Receipt


          See Notes to Financial Statements



ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010

                                                                PRINCIPAL
 FIXED INCOME SECURITIES           COUPON         MATURITY         AMOUNT        VALUE
------------------------------------------------------------------------------------------
BASIC MATERIALS - 1.3%
 Barrick Gold Corp.                 6.950       04/01/2019    $ 1,500,000  $ 1,840,620
 BHP Billiton Finance USA Ltd       7.250       03/01/2016        500,000      595,773

COMMUNICATIONS - 3.8%
 Comcast Holdings Corp.            10.625       07/15/2012      2,000,000    2,265,825
 Michigan Bell Telephone Co.        7.850       01/15/2022      2,000,000    2,294,776
 Verizon New Jersey, Inc.           8.000       06/01/2022        650,000      767,876
 Vodafone Group PLC                 5.375       01/30/2015      1,500,000    1,648,703

CONSUMER, CYCLICAL - 0.6%
 Macy's Retail Holdings, Inc.       7.450       09/15/2011      1,000,000    1,037,500

CONSUMER, NON-CYCLICAL - 2.5%
 Genentech, Inc.                    4.750       07/15/2015      1,000,000    1,101,093
 Pfizer, Inc.                       5.350       03/15/2015      1,500,000    1,686,239
 Roche Holdings, Inc.^              6.000       03/01/2019      1,500,000    1,744,259

ENERGY - 3.8%
 Marathon Oil Canada Corp.          8.375       05/01/2012      1,350,000    1,468,830
 Shell International Finance        4.300       09/22/2019      1,000,000    1,042,555
 Statoil ASA                        7.500       10/01/2016      1,000,000    1,224,325
 Total Capital                      2.300       03/15/2016      2,000,000    1,953,732
 TransCanada PipeLines Ltd          7.125       01/15/2019      1,000,000    1,224,075

FINANCIAL - 4.1%
 American Honda Finance Corp.^      2.500       09/21/2015      1,000,000      987,529
 Berkshire Hathaway Finance Corp.   5.400       05/15/2018      1,000,000    1,097,063
 CitiFinancial, Inc.                6.625       06/01/2015      1,250,000    1,358,605
 General Electric Capital Corp.     5.625       05/01/2018      1,000,000    1,090,514
 Goldman Sachs Group, Inc.          5.950       01/18/2018      1,000,000    1,084,883
 HSBC Bank USA                      4.875       08/24/2020      1,000,000      994,068
 Morgan Stanley                     0.739       10/18/2016      1,000,000      923,578

GOVERNMENT - 4.5%
 Federal Farm Credit Bank           4.875       12/16/2015      1,000,000    1,124,092
 Federal Farm Credit Bank           1.700       10/28/2016      1,000,000      955,240
 Federal Farm Credit Bank           4.250       04/16/2018      1,000,000    1,067,684
 Federal Home Loan Banks            1.625       12/11/2015      1,000,000      966,832
 Federal Home Loan Banks            5.375       05/15/2019      1,000,000    1,139,747
 Federal National Mortgage Assoc.   4.600       06/05/2018      1,000,000    1,101,511
 Province of Ontario Canada         1.875       09/15/2015      1,000,000      977,638
 United States Treasury Note        2.375       07/31/2017      1,000,000      986,875

INDUSTRIAL - 2.2%
 Boeing Co.                         4.875       02/15/2020      1,000,000    1,076,490
 Burlington Northern Santa Fe LLC   5.750       03/15/2018      1,000,000    1,126,745
 Clark Equipment Co.                8.000       05/01/2023        500,000      557,431
 United Parcel Service of America   8.375       04/01/2020      1,000,000    1,325,156

MORTGAGE SECURITIES - 2.9%
 Chase Mortgage Finance Corp.       6.500       05/25/2036        875,794      507,136



       See Notes to Financial Statements



ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010


 FIXED INCOME SECURITIES                                          PRINCIPAL
 and SHORT-TERM INVESTMENTS        COUPON         MATURITY           AMOUNT         VALUE
-------------------------------------------------------------------------------------------
MORTGAGE SECURITIES - 2.9% (continued)
 Fannie Mae Pool                    7.000       04/01/2033     $    477,972   $   543,962
 Freddie Mac Gold Pool              6.500       06/01/2024          379,896       425,445
 Freddie Mac Gold Pool              7.000       10/01/2031          670,847       763,546
 Freddie Mac Gold Pool              6.500       02/01/2032          796,945       896,097
 Freddie Mac Gold Pool              6.500       08/01/2032          462,281       519,796
 Freddie Mac Gold Pool              6.500       12/01/2032          734,801       828,031
 Freddie Mac Gold Pool              6.500       04/01/2033          321,865       361,910
 Lehman Mortgage Trust              6.000       09/25/2036          680,669        44,354
 MASTR Asset Securitization Trust   6.250       05/25/2036          461,213       406,761
 Residential Asset Securitization   6.500       06/25/2037          287,756         2,391

TECHNOLOGY - 0.6%
 Oracle Corp.                       5.750       04/15/2018        1,000,000     1,143,945

UTILITIES - 5.5%
 Ameren Illinois Co.                9.750       11/15/2018        1,000,000     1,282,732
 Commonwealth Edison Co.            5.800       03/15/2018        1,000,000     1,121,261
 Consumers Energy Co.               6.700       09/15/2019        2,000,000     2,384,528
 Duke Energy Indiana, Inc.          3.750       07/15/2020        1,000,000       976,238
 Entergy Texas, Inc.                3.600       06/01/2015        1,000,000     1,021,208
 Michigan Consolidated Gas Co.      8.250       05/01/2014        1,050,000     1,214,674
 South Carolina Electric & Gas Co.  6.500       11/01/2018        1,000,000     1,184,653
 United Utilities PLC               5.375       02/01/2019        1,000,000     1,027,759
                                                                            ---------------
TOTAL FIXED-INCOME SECURITIES - 31.8%
 (Cost $57,558,860)                                                            58,494,289

SHORT-TERM INVESTMENTS - 0.8%
 Fifth Third Institutional Money Market Fund, 0.11% Yield
  (Cost $1,475,491)                                                             1,475,491
                                                                            ---------------
TOTAL INVESTMENTS IN SECURITIES - 98.8%
 (Cost $154,481,950)                                                          182,092,327

OTHER ASSETS LESS LIABILITIES - 1.2%                                            2,266,363
                                                                            ---------------
TOTAL NET ASSETS - 100.0%                                                   $ 184,358,690
                                                                            ===============



 ^Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At December 31, 2010, the aggregate market value of these securities amounted to $2,731,788 or 1.48% of net assets.

              See Notes to Financial Statements


ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010


                                                                PRINCIPAL
 FIXED INCOME SECURITIES           COUPON         MATURITY         AMOUNT        VALUE
------------------------------------------------------------------------------------------
BASIC MATERIALS - 4.3%
 Barrick Gold Corp.                 6.950       04/01/2019   $  2,500,000  $  3,067,700
 Freeport-McMoRan                   8.250       04/01/2015      3,000,000     3,161,250
 Newmont Mining Corp.               5.125       10/01/2019      3,000,000     3,297,663
 Steel Dynamics, Inc.               6.750       04/01/2015      3,025,000     3,062,813

COMMUNICATIONS - 10.2%
 Comcast Cable Communications       8.500       05/01/2027      1,000,000     1,205,932
 Comcast Holdings Corp.            10.625       07/15/2012      1,500,000     1,699,370
 DISH DBS Corp.                     6.625       10/01/2014      2,000,000     2,074,999
 GTE Corp.                          8.750       11/01/2021      1,500,000     1,935,870
 Liberty Media LLC                  5.700       05/15/2013      3,000,000     3,090,000
 Michigan Bell Telephone Co.        7.850       01/15/2022      3,000,000     3,442,164
 News America Holdings, Inc.        8.500       02/23/2025      2,300,000     2,810,676
 Qwest Corp.                        7.625       06/15/2015      3,000,000     3,382,500
 TW, Inc.                           9.150       02/01/2023      2,000,000     2,624,512
 Verizon New Jersey, Inc.           8.000       06/01/2022      1,000,000     1,181,347
 Viacom, Inc.                       6.250       04/30/2016      3,000,000     3,414,087
 Virgin Media Secured Finance PLC   6.500       01/15/2018      3,000,000     3,157,500

CONSUMER, CYCLICAL - 2.8%
 Wynn Las Vegas LLC                 7.750       08/15/2020      3,000,000     3,247,500
 GameStop Corp.                     8.000       10/01/2012      1,766,000     1,805,735
 Royal Caribbean Cruises Ltd        7.250       06/15/2016      3,000,000     3,232,500

CONSUMER, NON-CYCLICAL - 9.0%
 Apria Healthcare Group, Inc.      11.250       11/01/2014      3,000,000     3,277,500
 Corrections Corp of America        7.750       06/01/2017      3,000,000     3,183,750
 HCA, Inc.                          9.250       11/15/2016      3,000,000     3,200,625
 Omnicare, Inc.                     6.875       12/15/2015      3,000,000     3,052,500
 Pfizer, Inc.                       5.350       03/15/2015      2,500,000     2,810,398
 Roche Holdings, Inc.^              6.000       03/01/2019      3,000,000     3,488,517
 UnitedHealth Group, Inc.           5.375       03/15/2016      3,000,000     3,303,684
 WellPoint, Inc.                    5.875       06/15/2017      3,500,000     3,912,303

ENERGY - 7.1%
 Chesapeake Energy Corp.            7.250       12/15/2018      3,155,000     3,265,425
 Husky Energy, Inc.                 6.200       09/15/2017      2,575,000     2,866,289
 Shell International Finance        4.300       09/22/2019      3,000,000     3,127,665
 Statoil ASA                        7.500       10/01/2016      3,000,000     3,672,975
 Total Capital                      2.300       03/15/2016      3,000,000     2,930,598
 TransCanada PipeLines Ltd          7.125       01/15/2019      2,000,000     2,448,150


              See Notes to Financial Statements


ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010


                                                                PRINCIPAL
 FIXED INCOME SECURITIES           COUPON         MATURITY         AMOUNT        VALUE
------------------------------------------------------------------------------------------
ENERGY - 7.1% (continued)
 Ultramar Diamond Shamrock Corp.    7.200       10/15/2017   $  2,250,000  $ 2,499,370

FINANCIAL - 16.7%
 American Honda Finance Corp.^      2.500       09/21/2015      3,000,000    2,962,587
 Bank of America Corp.              7.750       08/15/2015      1,160,000    1,295,748
 Berkshire Hathaway Finance Corp.   5.400       05/15/2018      3,000,000    3,291,189
 Citigroup, Inc.                    6.125       11/21/2017      3,000,000    3,287,658
 Fairfax Financial Holdings Ltd     7.750       06/15/2017      3,000,000    3,127,500
 General Electric Capital Corp.     5.625       05/01/2018      3,000,000    3,271,542
 Goldman Sachs Group, Inc.          6.150       04/01/2018      3,000,000    3,303,579
 Host Hotels & Resorts LP           6.875       11/01/2014      3,500,000    3,605,000
 HSBC Bank USA                      4.875       08/24/2020      2,000,000    1,988,136
 HSBC USA Capital Trust II^         8.380       05/15/2027      1,000,000    1,009,867
 Icahn Enterprises LP               7.750       01/15/2016      3,000,000    3,000,000
 Invesco Ltd                        5.375       02/27/2013      2,000,000    2,115,552
 JPMorgan Chase & Co.               4.950       03/25/2020      3,000,000    3,079,710
 MetLife, Inc.                      2.375       02/06/2014      2,000,000    2,009,492
 MetLife, Inc.                      6.750       06/01/2016      1,000,000    1,159,963
 Morgan Stanley                     0.739       10/18/2016      3,000,000    2,770,734
 Nationsbank Corp.                 10.200       07/15/2015      1,000,000    1,184,734
 UBS AG                             5.750       04/25/2018      2,000,000    2,173,462
 Security Benefit Life Insurance^   8.750       05/15/2016      2,000,000    1,965,000
 Wachovia Corp.                     5.750       02/01/2018      2,000,000    2,220,604

GOVERNMENT - 14.2%
 Federal Farm Credit Bank           4.875       12/16/2015      3,000,000    3,372,276
 Federal Farm Credit Bank           1.700       10/28/2016      3,035,000    2,899,153
 Federal Farm Credit Bank           4.670       02/27/2018      3,000,000    3,303,921
 Federal Farm Credit Bank           4.250       04/16/2018      2,000,000    2,135,368
 Federal Farm Credit Bank           5.050       08/01/2018      1,000,000    1,134,991
 Federal Farm Credit Bank           5.150       11/15/2019      2,200,000    2,446,424
 Federal Home Loan Banks            1.750       09/11/2015      3,000,000    2,938,740
 Federal Home Loan Banks            1.625       12/11/2015      3,000,000    2,900,496
 Federal Home Loan Banks            2.600       10/20/2017      3,000,000    2,953,473
 Federal Home Loan Banks            5.375       05/15/2019      3,000,000    3,419,241
 Federal Home Loan Banks            4.500       09/13/2019      2,000,000    2,150,668
 Federal Home Loan Mortgage         1.750       09/10/2015      3,000,000    2,948,781
 Federal National Mortgage Assoc.   4.600       06/05/2018      1,000,000    1,101,511
 Province of Ontario Canada         1.875       09/15/2015      3,000,000    2,932,914
 United States Treasury Note        2.375       07/31/2017      5,000,000    4,934,375


      See Notes to Financial Statements


ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010


                                                                PRINCIPAL
 FIXED INCOME SECURITIES           COUPON         MATURITY         AMOUNT        VALUE
------------------------------------------------------------------------------------------
INDUSTRIAL - 3.9%
 Case New Holland, Inc.^            7.875       12/01/2017   $  2,500,000  $ 2,731,250
 Clark Equipment Co.                8.000       05/01/2023        500,000      557,431
 Gulfmark Offshore, Inc.            7.750       07/15/2014      2,375,000    2,410,625
 L-3 Communications Corp.           5.875       01/15/2015      3,000,000    3,056,250
 United Parcel Service of America   8.375       04/01/2020      2,000,000    2,650,312

MORTGAGE SECURITIES - 5.5%
 Banc of America Alternative Loan   6.000       11/25/2046      1,121,166      578,950
 Chase Mortgage Finance Corp.       6.500       05/25/2036      1,549,108      897,023
 Countrywide Alternative Loan Trust 5.500       09/25/2035      1,477,787      309,480
 Countrywide Alternative Loan Trust 6.000       12/25/2036        911,099      122,616
 Credit Suisse Mortgage Capital     6.500       03/25/2036        570,687       19,512
 Credit Suisse Mortgage Capital     6.250       06/25/2036      1,695,595       77,562
 Fannie Mae Pool                    7.000       02/01/2032        998,790    1,134,768
 Fannie Mae Pool                    7.000       03/01/2032        984,078    1,121,608
 Fannie Mae Pool                    7.000       04/01/2033        747,598      850,813
 Freddie Mac Gold Pool              6.500       06/01/2024        886,423      992,705
 Freddie Mac Gold Pool              7.000       10/01/2031      1,144,856    1,303,054
 Freddie Mac Gold Pool              6.500       02/01/2032      1,276,359    1,435,158
 Freddie Mac Gold Pool              7.000       05/01/2032      1,570,651    1,789,462
 Freddie Mac Gold Pool              6.500       08/01/2032        616,375      693,062
 Freddie Mac Gold Pool              6.500       04/01/2033        965,596    1,085,731
 Freddie Mac Gold Pool              7.000       09/01/2033        300,702      343,044
 Freddie Mac Gold Pool              6.500       10/01/2038      1,970,564    2,222,506
 Lehman Mortgage Trust              6.432       04/25/2036      1,120,431      835,555
 Lehman Mortgage Trust              6.000       09/25/2036      1,253,534       81,683
 MASTR Alternative Loans Trust      6.500       12/25/2033        188,955      181,999
 Residential Asset Securitization   6.500       06/25/2037        517,960        4,304

TECHNOLOGY - 1.5%
 Hewlett-Packard Co.                2.200       12/01/2015      1,000,000      984,864
 Oracle Corp.                       5.750       04/15/2018      3,000,000    3,431,835

UTILITIES - 13.8%
 AES Corp.                          7.750       03/01/2014      3,000,000    3,202,500
 Ameren Illinois Co.                9.750       11/15/2018      2,000,000    2,565,464
 Baltimore Gas & Electric Co.       6.125       07/01/2013      2,800,000    3,090,209
 Calpine Construction Finance Co.^  8.000       06/01/2016      3,000,000    3,187,500
 Carolina Power & Light Co.         8.625       09/15/2021      3,000,000    3,964,746
 CenterPoint Energy Houston         9.150       03/15/2021      2,300,000    2,989,586



                 See Notes to Financial Statements



ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010


 FIXED INCOME SECURITIES, COMMON                                   SHARES/
 STOCK and SHORT-TERM                                            PRINCIPAL
 INVESTMENTS                       COUPON        MATURITY           AMOUNT         VALUE
-------------------------------------------------------------------------------------------
UTILITIES - 13.8% (continued)
 Commonwealth Edison Co.            6.150       09/15/2017    $   2,155,000   $  2,458,142
 Consumers Energy Co.               6.700       09/15/2019        3,000,000      3,576,792
 Duke Energy Corp.                  5.050       09/15/2019        3,000,000      3,178,794
 Entergy Gulf States Louisiana LLC  6.000       05/01/2018        1,000,000      1,098,963
 Entergy Texas, Inc.                3.600       06/01/2015        2,000,000      2,042,416
 Sempra Energy                      6.500       06/01/2016        3,000,000      3,482,730
 South Carolina Electric & Gas Co.  6.500       11/01/2018        2,000,000      2,369,306
 United Utilities PLC               5.375       02/01/2019        3,000,000      3,083,277
                                                                             --------------

TOTAL FIXED INCOME SECURITIES - 89.0%
 (Cost $258,093,656)                                                           260,521,843

COMMON STOCK

 COMMUNICATIONS - 1.1%
  AT&T, Inc.                                                        105,000      3,084,900

 CONSUMER, NON-CYCLICAL - 7.0%
  Altria Group, Inc.                                                125,800      3,097,196
  Johnson & Johnson                                                  45,600      2,820,360
  Kimberly-Clark Corp.                                               46,700      2,943,968
  Kraft Foods, Inc.                                                  95,300      3,002,903
  Merck & Co., Inc.                                                  85,000      3,063,400
  PepsiCo., Inc.                                                     44,300      2,894,119
  Procter & Gamble Co.                                               45,700      2,939,881

 ENERGY - 1.2%
  Exxon Mobil Corp.                                                  47,003      3,436,859
                                                                             --------------
TOTAL COMMON STOCK - 9.3%
 (Cost $26,218,334)                                                             27,283,586

SHORT-TERM INVESTMENTS - 0.5%
 Fifth Third Institutional Money Market Fund, 0.11% Yield
  (Cost $1,464,394)                                                              1,464,394
                                                                             --------------
TOTAL INVESTMENTS IN SECURITIES - 98.8%
 (Cost $285,776,384)                                                           289,269,823

OTHER ASSETS LESS LIABILITIES - 1.2%                                             3,458,660
                                                                             --------------
TOTAL NET ASSETS - 100.0%                                                    $ 292,728,483
                                                                             ==============



 ^Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At December 31, 2010, the aggregate market value of these securities amounted to $15,344,721 or 5.24% of net assets.

               See Notes to Financial Statments

ADVANCE CAPITAL I - CORE EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2010



   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
BASIC MATERIALS - 3.3%
 Freeport-McMoRan Copper             1,620   $  194,546
 PPG Industries, Inc.                2,005      168,560

COMMUNICATIONS - 18.1%
 AT&T, Inc.                          8,785      258,103
 Cisco Systems, Inc.*               15,135      306,181
 Google, Inc.*                         300      178,191
 Harris Corp.                        3,005      136,127
 Liberty Media Corp - Starz*         2,258      150,112
 Liberty Media Corp. - Capital*      7,460      466,698
 Symantec Corp.*                    16,680      279,223
 Time Warner, Inc.                   7,431      239,055

CONSUMER, CYCLICAL - 3.3%
 Wal-Mart Stores, Inc.               3,575      192,800
 Whirlpool Corp.                     1,935      171,886

CONSUMER, NON-CYCLICAL - 19.2%
 Altria Group, Inc.                  6,735      165,816
 Amgen, Inc.*                        4,500      247,050
 Eli Lilly & Co.                     5,465      191,494
 Forest Laboratories, Inc.*          6,725      215,066
 Johnson & Johnson                   5,485      339,247
 Kimberly-Clark Corp.                3,485      219,694
 Kraft Foods, Inc.                   6,545      206,233
 Pfizer, Inc.                       15,345      268,691
 Philip Morris International, Inc.   1,825      106,817
 UnitedHealth Group, Inc.            4,955      178,925

ENERGY - 14.5%
 Apache Corp.                        1,010      120,422
 Chevron Corp.                       3,610      329,413
 ConocoPhillips                      5,420      369,102
 Devon Energy Corp.                  3,055      239,848
 National Oilwell Varco, Inc.        3,300      221,925
 Noble Corp.*                        5,665      202,637
 Occidental Petroleum Corp.          1,300      127,530



   COMMON STOCK and
 SHORT-TERM INVESTMENTS             SHARES        VALUE
------------------------------------------------------------
FINANCIAL - 17.8%
 ACE Ltd                             4,450  $   277,013
 Bank of America Corp.              21,265      283,675
 Berkshire Hathaway, Inc.*           4,291      343,752
 Capital One Financial Corp.         2,630      111,933
 Citigroup, Inc.*                   46,775      221,246
 JPMorgan Chase & Co.                7,510      318,574
 Loews Corp.                         6,650      258,752
 Travelers Cos., Inc.                2,870      159,888

INDUSTRIAL - 9.8%
 Boeing Co.                          2,185      142,593
 Foster Wheeler AG*                  6,620      228,522
 General Dynamics Corp.              2,840      201,526
 L-3 Communications Holdings         3,090      217,814
 Northrop Grumman Corp.              4,580      296,692

TECHNOLOGY - 11.9%
 Computer Sciences Corp.             4,625      229,400
 EMC Corp.*                         12,965      296,899
 International Bus. Machines         1,470      215,737
 Microsoft Corp.                    12,195      340,362
 Oracle Corp.                        7,625      238,662
                                           -------------

TOTAL COMMON STOCK - 97.9%
 (Cost $9,732,429)                           10,874,432

SHORT-TERM INVESTMENTS - 2.0%
 Fifth Third Inst.
 Money Market Fund, 0.11% Yield
 (Cost $220,920)                                220,920
                                           -------------
TOTAL INVESTMENTS IN SECURITIES - 99.9%
 (Cost $9,953,349)                           11,095,352

OTHER ASSETS LESS LIABILITIES - 0.1%              8,420
                                           -------------
TOTAL NET ASSETS - 100.0%                  $ 11,103,772
                                           =============

*Securities are non-income producing


       See Notes to Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010



                                                 EQUITY      BALANCED      RETIREMENT            CORE
                                            GROWTH FUND          FUND     INCOME FUND     EQUITY FUND
                                          -------------------------------------------------------------
ASSETS
 Investments in securities at value       $ 107,110,795  $ 182,092,327   $ 289,269,823    $ 11,095,352
  (Cost $83,698,616; $154,481,950;
  $285,776,384; $9,953,349, respectively)

 Cash                                            97,529         52,000          30,000               0

 Receivables
  Dividends and interest                         47,844        929,309       3,428,365          11,929
  Capital shares receivable                       8,437         23,483           1,493               0
  Note receivable from adviser                1,208,054      1,270,097          41,966               0
 Prepaid expenses                                 5,428          8,468          13,698           3,450
                                          -------------------------------------------------------------
 Total assets                               108,478,087    184,375,684     292,785,345      11,110,731


LIABILITIES
 Accounts payable and accrued expenses            6,814          9,724          13,261           1,022
 Capital shares payable                               0            404          12,859               0
 Distributions payable                            1,204          6,866          30,742           5,937
                                          -------------------------------------------------------------
 Total liabilities                                8,018         16,994          56,862           6,959
                                          -------------------------------------------------------------
 Net assets                               $ 108,470,069  $ 184,358,690   $ 292,728,483    $ 11,103,772
                                          =============================================================


NET ASSETS
 Retail shares
  Net assets                                108,289,691    184,202,020     292,166,545      10,670,678
  Number of shares outstanding (Note 6)       4,587,889     11,638,532      34,431,687       1,089,756
  Net asset value                         $       23.60  $       15.83   $        8.49    $       9.79
                                          =============================================================
 Institutional shares
  Net assets                                    180,378        156,670         561,938         433,094
  Number of shares outstanding (Note 6)           7,635          9,925          66,234          43,894
  Net asset value                         $       23.63  $       15.79   $        8.48    $       9.87
                                          =============================================================
 Net assets consist of
  Paid-in capital                           103,937,949    213,642,911     353,420,216      11,958,564
  Accumulated undistributed net realized
   loss on investments                      (18,880,059)   (56,894,598)    (64,185,172)     (1,996,795)
  Net unrealized appreciation
   in value of investments                   23,412,179     27,610,377       3,493,439       1,142,003
                                          -------------------------------------------------------------
Net assets                                $ 108,470,069  $ 184,358,690   $ 292,728,483    $ 11,103,772
                                          =============================================================



            See Notes to Financial Statements



ADVANCE CAPITAL I, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010



                                                 EQUITY      BALANCED      RETIREMENT            CORE
                                            GROWTH FUND          FUND     INCOME FUND     EQUITY FUND
                                          -------------------------------------------------------------
INVESTMENT INCOME
 Interest                                 $         324   $ 1,955,661    $ 13,756,924     $       449
 Interest from adviser                          112,965       118,766           3,924               0
 Dividends                                      961,026     2,409,798         517,428         184,142
 Other income                                    33,931        70,819         111,894               0
                                          -------------------------------------------------------------
 Total investment income                      1,108,246     4,555,044      14,390,170         184,591

EXPENSES
 Investment advisory fees                       691,441     1,269,336       1,559,580          81,227
 Distribution fees - Retail Class               246,549       452,974         776,015          24,403
 Transfer agent and shareholder
  reporting costs                                55,176        92,601         157,538          17,566
 Custodian fees                                  15,271        23,272          23,509           7,042
 Directors fees and expenses                     13,726        25,264          43,506           1,416
 Professional fees                               20,769        36,097          59,805           2,195
 Registration and filing fees                     8,211         9,196          10,684           6,744
 Other operating expenses                         3,065         6,067          11,141             327
                                          -------------------------------------------------------------
 Total expenses                               1,054,208     1,914,807       2,641,778         140,920
                                          -------------------------------------------------------------
 Less: Waiver from adviser                            0             0               0         (12,317)
 Net expenses                                 1,054,208     1,914,807       2,641,778         128,603
                                          -------------------------------------------------------------
NET INVESTMENT INCOME                            54,038     2,640,237      11,748,392          55,988


NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    on investments                            6,408,078     5,386,768        (431,648)        170,261
  Net change in unrealized
    gain on investments                      17,959,931    17,382,482      13,981,258       1,170,191
                                          -------------------------------------------------------------
NET GAIN ON INVESTMENTS                      24,368,009    22,769,250      13,549,610       1,340,452
                                          -------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                $  24,422,047   $25,409,487    $ 25,298,002     $ 1,396,440
                                          =============================================================



               See Notes to Financial Statements



ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSESTS
YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                             EQUITY GROWTH FUND                 BALANCED FUND
                                                           2010              2009           2010             2009
                                                       ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income                                $     54,038      $    100,974     $  2,640,237     $  5,593,839
  Net realized gain (loss) on investments                 6,408,078        (8,563,064)       5,386,768      (20,703,829)
  Net change in unrealized gain on investments           17,959,931        39,707,704       17,382,482       51,619,116
                                                       ------------------------------------------------------------------
  Net increase in net assets resulting
    from operations                                      24,422,047        31,245,614       25,409,487       36,509,126


 Distributions to Shareholders:
  Net investment income
   Retail shares                                            (53,948)         (161,087)      (4,009,697)      (5,676,145)
   Institutional shares                                         (90)             (230)          (3,547)          (4,080)
                                                       ------------------------------------------------------------------
  Total distributions to shareholders                       (54,038)         (161,317)      (4,013,244)      (5,680,225)


Share Transactions:
 Retail shares
  Net proceeds from sale of shares                        3,892,855         6,211,196       11,194,452       11,827,699
  Reinvestment of distributions                              52,744           157,883        3,939,643        5,591,098
  Cost of shares reacquired                             (18,943,431)      (22,433,720)     (41,435,593)     (59,299,141)
                                                       ------------------------------------------------------------------
  Net change                                            (14,997,832)      (16,064,641)     (26,301,498)     (41,880,344)
                                                       ------------------------------------------------------------------
 Institutional shares
  Net proceeds from sale of shares                          153,482            31,090                0                0
  Reinvestment of distributions                                  90               230                2                2
  Cost of shares reacquired                                (154,982)          (23,551)               0                0
                                                       ------------------------------------------------------------------
  Net change                                                 (1,410)            7,769                2                2
                                                       ------------------------------------------------------------------
 Net decrease derived from share transactions           (14,999,242)      (16,056,872)     (26,301,496)     (41,880,342)


NET ASSETS
 Beginning of year                                       99,101,302        84,073,877      189,263,943      200,315,384
                                                       ------------------------------------------------------------------
 End of year                                           $108,470,069      $ 99,101,302     $184,358,690     $189,263,943
                                                       ==================================================================

NUMBER OF SHARES
 Retail shares
  Sold                                                      193,658           413,293          758,499          953,744
  Shares issued from reinvestment of distributions            2,235             8,525          271,968          455,411
  Reacquired                                               (951,662)       (1,604,811)      (2,852,127)      (4,909,138)
                                                       ------------------------------------------------------------------
  Net change                                               (755,769)       (1,182,993)      (1,821,660)      (3,499,983)
                                                       ------------------------------------------------------------------
 Institutional shares
  Sold                                                        7,840             1,937                0                0
  Shares issued from reinvestment of distributions                4                12                0                0
  Reacquired                                                 (7,849)           (1,529)               0                0
                                                       ------------------------------------------------------------------
  Net change                                                     (5)              420                0                0
                                                       ------------------------------------------------------------------
 Net decrease in shares outstanding                        (755,774)       (1,182,573)      (1,821,660)      (3,499,983)


 Outstanding:
  Beginning of year                                       5,351,298         6,533,871       13,470,117       16,970,100
                                                       ------------------------------------------------------------------
  End of year                                             4,595,524         5,351,298       11,648,457       13,470,117
                                                       ==================================================================


           See Notes to Financial Statements



ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2009


                                                           RETIREMENT INCOME FUND             CORE EQUITY FUND
                                                           2010              2009           2010             2009
                                                       ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income                                 $11,748,392       $19,072,140     $     55,988     $     58,974
  Net realized gain (loss) on investments                  (431,648)       (9,380,663)         170,261         (829,180)
  Net change in unrealized gain on investments           13,981,258        41,919,561        1,170,191        3,354,602
                                                       ------------------------------------------------------------------
  Net increase in net assets resulting
    from operations                                      25,298,002        51,611,038        1,396,440        2,584,396


 Distributions to Shareholders:
  Net investment income
   Retail shares                                        (15,207,664)      (19,717,218)         (53,821)         (56,786)
   Institutional shares                                     (81,074)         (103,973)          (2,167)          (2,188)
                                                       ------------------------------------------------------------------
  Total distributions to shareholders                   (15,288,738)      (19,821,191)         (55,988)         (58,974)


Share Transactions:
 Retail shares
  Net proceeds from sale of shares                       17,373,301        24,166,159        1,449,599          923,983
  Reinvestment of distributions                          14,863,465        19,345,674           47,884           49,804
  Cost of shares reacquired                             (69,364,004)      (96,634,621)      (1,882,946)      (2,123,586)
                                                       ------------------------------------------------------------------
  Net change                                            (37,127,238)      (53,122,788)        (385,463)      (1,149,799)
                                                       ------------------------------------------------------------------
 Institutional shares
  Net proceeds from sale of shares                        1,112,000                 0                0          300,000
  Reinvestment of distributions                                   0             2,204            2,167            2,188
  Cost of shares reacquired                              (2,278,575)         (331,579)               0                0
                                                       ------------------------------------------------------------------
  Net change                                             (1,166,575)         (329,375)           2,167          302,188
                                                       ------------------------------------------------------------------
 Net decrease derived from share transactions            (38,293,813)     (53,452,163)        (383,296)        (847,611)


NET ASSETS
 Beginning of year                                      321,013,032       342,675,348       10,146,616        8,468,805
                                                       ------------------------------------------------------------------
 End of year                                           $292,728,483      $321,013,032      $11,103,772      $10,146,616
                                                       ==================================================================

NUMBER OF SHARES
 Retail shares
  Sold                                                    2,039,793         3,128,915          161,409          128,387
  Shares issued from reinvestment of distributions        1,746,759         2,470,138            4,891            5,777
  Reacquired                                             (8,168,331)      (12,494,358)        (209,221)        (302,300)
                                                       ------------------------------------------------------------------
  Net change                                             (4,381,779)       (6,895,305)         (42,921)        (168,136)
                                                       ------------------------------------------------------------------
 Institutional shares
  Sold                                                      132,585                 0                0           43,415
  Shares issued from reinvestment of distributions                0               297              220              253
  Reacquired                                               (268,517)          (45,066)               0                0
                                                       ------------------------------------------------------------------
  Net change                                               (135,932)          (44,769)             220           43,668
                                                       ------------------------------------------------------------------
 Net decrease in shares outstanding                      (4,517,711)       (6,940,074)         (42,701)        (124,468)


 Outstanding:
  Beginning of year                                      39,015,632        45,955,706         1,176,351       1,300,819
                                                       ------------------------------------------------------------------
  End of year                                            34,497,921        39,015,632         1,133,650       1,176,351
                                                       ==================================================================


           See Notes to Financial Statements

            NOTES TO FINANCIAL STATEMENTS

Note 1. ORGANIZATION OF THE COMPANY
Advance Capital I, Inc. (the "COMPANY") is a Maryland Corporation organized on March 6, 1987 that commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following portfolios: Equity Growth Fund, Balanced Fund, Retirement Income Fund and the Core Equity Fund (collectively the "Funds"). Advance Capital Management, Inc. ("MANAGEMENT" or "Adviser")
(a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY's investment adviser.

The Funds offer Retail Class shares and Institutional Class shares, each of which has equal rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. The two share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Under the COMPANY's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Note 2. ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the COMPANY.


SECURITY VALUATION
Equity securities for which exchange quotations are readily available are valued at the last quoted market price at the time the valuations are made and debt securities are valued using prices furnished by an independent third party pricing service. The independent third party pricing service may use a matrix, formula or other objective method that considers the effect of market indices, yield curves and other specific adjustments to determine market price. When reliable market quotations are not readily available or are considered unreliable, securities are priced at their fair value, determined according to procedures adopted by the Board of Directors, which may include using an independent pricing service. Fair value procedures may also be used if the COMPANY determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which a fund's net asset value is calculated. Money market instruments or short-term debt held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost which approximates value.

FAIR VALUE MEASUREMENT
As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. Generally accepted accounting principles ("GAAP") establish a hierarchy that prioritizes inputs to valuation methods.

The three levels of the fair value hierarchy are described below:

 Level 1 - quoted prices in active markets for identical securities

 Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

 Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund's investments as of December 31, 2010:



                                   Equity        Balanced          Retirement             Core
      Valuation Inputs        Growth Fund            Fund         Income Fund      Equity Fund
----------------------------------------------------------------------------------------------------
Level 1 - Quoted Prices:

     Common Stock*            $106,388,243       $122,122,547     $ 27,283,586     $ 10,874,432
     Short-term Investments        722,552          1,475,491        1,464,394          220,920


Level 2 - Other Significant
          Observable Inputs:

     Fixed Income Securities*            0         58,494,289      259,942,893                0

Level 3 - Significant
          Unobservable Inputs:

     Fixed Income Securities*            0                  0          578,950                0
----------------------------------------------------------------------------------------------------
  Total Value of
     Investments              $107,110,795       $182,092,327     $289,269,823     $ 11,095,352
----------------------------------------------------------------------------------------------------


* Please refer to the Schedule of Investments to view common stock and fixed income securities segregated by industry type.

The following is a reconciliation of the Level 3 investments in fixed income securities for the year ended December 31, 2010:



                                   Equity          Balanced          Retirement             Core
      Valuation Inputs        Growth Fund              Fund         Income Fund      Equity Fund
----------------------------------------------------------------------------------------------------
Balance as of 12/31/09        $         0        $          0     $     530,000    $          0

Accrued discounts/premiums              0                   0                 0               0

Realized gain/loss                      0                   0                 0               0

Change in unrealized
  appreciation (depreciation)           0                   0         1,170,000               0

Net purchases (sales)                   0                   0                 0               0

Transfers in to (out of) level 3
  to level 2**                          0                   0        (1,121,050)              0
----------------------------------------------------------------------------------------------------
Balance as of 12/31/10        $         0        $          0     $     578,950    $          0
----------------------------------------------------------------------------------------------------


  ** Transfers made during the year ending December 31,2010 resulted from inputs with a higher priority in the fair value hierarchy becoming available. It is the Funds' policy to consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES
Income, fees and expenses of the COMPANY (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated on a daily basis to each class of shares or Fund based upon their relative net assets. Class-specific fees and expenses are charged directly to the respective share class. Fund-specific fees and expenses are charged directly to the respective Fund.

FEDERAL INCOME TAXES
It is each Fund's policy to meet the requirements to qualify each year as a registered investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided. Capital losses are available to offset future capital gains, if any.

As of and during the year ending December 31, 2010, there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2007.

DIVIDENDS
Income dividends in the Balanced Fund and Retirement Income Fund are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth Fund and Core Equity Fund, if any, are declared annually and paid on the last business day of the year. Capital gain distributions, if any, are declared annually and paid in December. Dividends to shareholders are recorded on the ex-dividend date.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification. As of December 31, 2010, the Funds made reclassifications to increase or (decrease) the components of net assets as detailed below:


                                  Undistributed net      Accumulated net realized
                                  Investment Income           loss on investments      Paid-in capital
-------------------------------------------------------------------------------------------------------
Equity Growth Fund                          $0                       $915                       ($915)

Balanced Fund                        1,373,007                 (1,372,636)                       (371)

Retirement Income Fund               3,540,346                  1,189,731                  (4,730,077)

Core Equity Fund                             0                          0                           0




OTHER
Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the specific identification method for book and tax purposes. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.
Net investment losses, for which no carryover is permitted, are offset against paid in capital. MANAGEMENT has evaluated subsequent events through the date the financial statements were issued.

Note 3. TRANSACTIONS WITH AFFILIATES
T. Rowe Price Associates, Inc. ("TRPA") serves as sub-adviser for that portion of the portfolio of assets of the Equity Growth Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks. Seizert Capital Partners, LLC ("Seizert") serves as sub-adviser for the Core Equity Fund. Advance Capital Services, Inc. ("SERVICES") (also a wholly owned subsidiary of Advance
Capital Group, Inc.) is the distributor of the COMPANY's shares. Advance Capital Group, Inc. ("GROUP") is the COMPANY's Administrator, Transfer Agent and Dividend Disbursing Agent.
For services provided by MANAGEMENT, the COMPANY pays a fee on an annual basis equal to .70% of the average daily net assets for the first $500 million and .65% of the average daily net assets exceeding $500 million of the Equity Growth and Balanced Funds and ..50% of the average daily net assets for the first $500 million and ..45% of the average daily net assets exceeding $500 million of the Retirement Income Fund and .80% of the average daily net assets of the Core Equity Fund. For its services, TRPA is paid a fee by MANAGEMENT on an annual basis equal to .20% of the average daily net assets of the Equity Growth Fund and that portion of the Balanced Fund invested in common stocks for the first $100 million of assets managed and .15% of the average daily net assets exceeding $100 million. For its services, Seizert is paid a fee by MANAGEMENT on an annual basis equal to .40% of the average daily net assets of the Core Equity Fund. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will compensate SERVICES for expenses incurred in connection with the distribution of Retail Class shares of the Equity Growth, Balanced Retirement Income and Core Equity, at .25% of each fund's average daily net assets.

The COMPANY was charged investment advisory fees of $3,601,584 by MANAGEMENT for 2010. The COMPANY was charged distribution fees of $1,499,941 by SERVICES for Retail Class shares for 2010.

Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY. Director's fees are only paid to independent directors and consist of a $17,200 annual retainer. The Chairman of the Board receives an additional 50% in compensation.

Note 4. NOTE RECEIVABLE FROM ADVISER
During October 2008, the COMPANY determined it had incorrectly valued the securities purchased with the cash collateral received from the securities lending program resulting in an overstatement of net assets. Reimbursements to the Funds impacted by this error are represented as receivables from the Adviser. The receivables were established as unsecured promissory notes. The terms of the notes include payment over 7 years at an interest rate of 3.5% above the prime rate (prime rate at December 31, 2010: 3.25%), reset from time to time as the prime rate changes, with interest and principal payable over 84 monthly installments. The effective date of the notes is January 1, 2009. The notes may be repaid in full or in part at any time without penalty. On December 31, 2010, MANAGEMENT made an additional lump sum payment towards the principal balance of the notes.

Note 5. INVESTMENT PORTFOLIO TRANSACTIONS
The cost of purchases and proceeds from sales of investments, other than short-term obligations and U.S. Government securities, for 2010 were as follows:

                Equity                   Retirement      Core
           Growth Fund   Balanced Fund  Income Fund   Equity Fund
          -------------------------------------------------------
Purchases  $25,330,487     $69,184,804 $221,891,988    $3,447,532
Sales       40,197,536      93,562,004  250,871,998     3,539,912

At December 31, 2010 the gross unrealized net appreciation and depreciation of securities for financial reporting purposes consisted of the following:



                       Equity                    Retirement      Core
                  Growth Fund   Balanced Fund   Income Fund   Equity Fund
                 --------------------------------------------------------
Unrealized
 Appreciation     $23,675,561     $31,753,942   $12,632,724    $1,515,221

Unrealized
 Depreciation      (6,334,717)     (4,196,291)   (9,139,285)     (375,908)
                 ---------------------------------------------------------
Net Unrealized
 Appreciation/
  (Depreciation)* $23,340,844     $27,557,651    $3,493,439    $1,139,313

Tax Cost          $83,769,951    $154,534,676  $285,776,384    $9,956,039


*The differences between book basis and tax basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales and the classification of distributions from the Funds' investments in partnerships.


Note 6. AUTHORIZED SHARES
The COMPANY has one billion authorized shares of common stock, par value of $.001 per share. Each of the COMPANY's three portfolios has 150 million shares authorized for Retail Class shares and 100 million shares authorized for Institutional Class shares.


Note 7. FEDERAL INCOME TAX INFORMATION
The tax characteristics of distributions paid to shareholders during the years ended December 31, 2010 and 2009 were as follows:


                         Distributions                                         Total
                             Paid from       Long Term     Return of   Distributions
2010                   Ordinary Income    Capital Gain       Capital            Paid
-------------------------------------------------------------------------------------------
Equity Growth Fund          $54,038              $0              $0           $54,038
Balanced Fund             4,013,244               0               0         4,013,244
Retirement Income Fund   15,288,738               0               0        15,288,738
Core Equity Fund             55,988               0               0            55,988




                         Distributions                                         Total
                             Paid from       Long Term     Return of   Distributions
2009                   Ordinary Income    Capital Gain       Capital            Paid
-------------------------------------------------------------------------------------------
Equity Growth Fund         $161,317                 $0            $0         $161,317
Balanced Fund             5,680,225                  0             0        5,680,225
Retirement Income Fund   19,821,191                  0             0       19,821,191
Core Equity Fund             58,974                  0             0           58,974



As of December 31, 2010 the components of accumulated earnings/
(deficit) on a tax basis were as follows:



                                                                                               Total
                           Undistributed                   Accumulated     Unrealized     Accumulated
                                Ordinary   Distributions   Capital and   Appreciation/       Earnings/
                                  Income         Payable  Other Losses  (Depreciation)       (Deficit)
                         ----------------------------------------------------------------------------------
Equity Growth Fund                    $0              $0  ($18,808,724)   $23,340,844       4,532,120
Balanced Fund                          0               0   (56,841,872)    27,557,651     (29,284,221)
Retirement Income Fund                 0               0   (64,185,172)     3,493,439     (60,691,733)
Core Equity Fund                       0               0    (1,994,105)     1,139,313        (854,792)



At December 31, 2010, capital loss carryovers and their expiration dates were as follows:

                         Equity                   Retirement         Core
                         Growth   Balanced Fund  Income Fund  Equity Fund
                     -------------------------------------------------------
December 31, 2014   $         0     $         0  $ 4,753,678   $        0
December 31, 2015             0               0    4,259,949            0
December 31, 2016    10,245,660      36,115,337   41,071,960    1,167,245
December 31, 2017     8,563,064      20,726,535   10,127,592      826,860
December 31, 2018             0               0    3,971,993            0
                     -------------------------------------------------------
Total               $18,808,724     $56,841,872  $64,185,172   $1,994,105


Capital loss carryover of $4,730,077 for the Retirement Income Fund expired on December 31, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To The Shareholders and Board of Directors
Advance Capital I, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, for Advance Capital I, Inc., comprised of the Equity Growth Fund, Balanced Fund, Retirement Income Fund and Core Equity Fund (the "Funds") as of December 31, 2010, and the related statements of operations for the year then ended, and statements of changes in net assets and the financial highlights for the two years in the period then ended.
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years indicated prior to December 31, 2009 were audited by another independent registered public accounting firm, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the Funds' custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advance Capital I, Inc. as of December 31, 2010, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/S/ Cohen Fund Audit Services
COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 17, 2011

               ADDITIONAL INFORMATION (UNAUDITED)


MANAGEMENT OF THE FUND
Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. Officers and Directors of the COMPANY, their addresses, and principal occupations during the last five years, are as follows:





                                                                                            Number of     Other
                           Position(s) &    Year      Principal Occupations                 Portfolios    Directorships
Name and Address           Office(s)        Elected*  During past 5 Years                   Overseen      Held**
--------------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS***
--------------------------------------------------------------------------------------------------------------------------
Robert J. Cappelli         Director and     2004      President and Treasurer, Advance      4             None
One Towne Square           President                  Capital I, Inc.; and Advance
Suite 444                                             Capital Group, Inc.; Vice President
Southfield, MI 48076       Treasurer        1987      & Treasurer, Advance Capital
Age 59                                                Services, Inc. and Advance Capital
                                                      Management, Inc.
--------------------------------------------------------------------------------------------------------------------------
"NOT-INTERESTED"
DIRECTORS
--------------------------------------------------------------------------------------------------------------------------
Joseph A. Ahern            Director         1995      Attorney; President and               4             None
One Towne Square                                      Shareholder; Ahern Fluery since
Suite 444                  Independent                March 2009; Attorney; President
Southfield, MI 48076       Chairman         2005      and Shareholder; Stark, Reagan,
Age 52                                                P.C., from prior to 2005 until
                                                      March 2009 (law firms)
--------------------------------------------------------------------------------------------------------------------------
Susan E. Burns             Director         2008      President, St. John Health            4             None
One Towne Square                                      Foundation since July 2008;
Suite 444                                             President, Wayne State University
Southfield, MI 48076                                  Foundation and Vice President,
Age 49                                                Development and Alumni Affairs
                                                      from prior to 2005 until July 2008
--------------------------------------------------------------------------------------------------------------------------
Janice E. Loichle          Director         2001      Retired; former Vice President,       4             None
One Towne Square                                      Chief Integration Officer and Chief
Suite 444                                             of Local Exchange Operations, XO
Southfield, MI 48076                                  Communications, Inc. (formerly
Age 62                                                NEXTLINK Communications);
                                                      President, NEXTLINK Solutions
                                                      (Telecommunications)
-------------------------------------------------------------------------------------------------------------------------



                                                                                            Number of     Other
                           Position(s) &    Year      Principal Occupations                 Portfolios    Directorships
Name and Address           Office(s)        Elected*  During past 5 Years                   Overseen      Held**
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Thomas L. Saeli            Director         2000      Chief Executive Officer, Noble            4          Noble
One Towne Square                                      International, Ltd. March 2006                       International,
Suite 444                                             to April 2009; Vice President-                       Ltd. (2006 to
Southfield, MI 48076                                  Corporate Development, Lear                          2009); Ultralife
Age 53                                                Corporation, from prior to 2005                      Corporation (2010
                                                      until March 2006 (Automotive                         to date)
                                                      Suppliers)
--------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------
Christopher M. Kostiz      Vice President   2003      Vice President, Advance Capital           4          None
One Towne Square                                      I, Inc.; President and Senior
Suite 444                                             Portfolio Manager, Advance Capital
Southfield, MI 48076                                  Management, Inc.
Age 42
--------------------------------------------------------------------------------------------------------------------------
Kathy J. Harkleroad        Vice President,  1996      Vice President, Chief Compliance          4          None
One Towne Square           Chief Compliance           Officer and Secretary, Advance
Suite 444                  Officer and                Capital I, Inc. and Advance Capital
Southfield, MI 48076       Secretary                  Group, Inc.; Marketing Director,
Age 58                                                Advance Capital Services, Inc.
--------------------------------------------------------------------------------------------------------------------------
Julie A. Katynski          Vice President   2003      Vice President and Assistant              4          None
One Towne Square           and Assistant              Secretary, Advance Capital I, Inc.;
Suite 444                  Secretary                  Vice President-Finance, Advance
Southfield, MI 48076                                  Captial Group, Inc., Controller,
Age 45                                                Advance Capital Group, Inc.
--------------------------------------------------------------------------------------------------------------------------



   *There is no set term of office for Directors and Officers. The
    Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.

  **This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

 ***Officers of the Funds are "interested persons" as defined in the Investment Company Act of 1940.

EXPENSE EXAMPLES:
As a shareholder of the Advance Capital I, Inc. Funds, you incur ongoing costs, including management fees; distribution
(and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Advance Capital I, Inc. Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.


ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.





                         Beginning         Ending        Expense Paid        Expense Ratio
                     Account Value  Account Value       During Period*       During Period
                            7/1/10       12/31/10   7/1/10 - 12/31/10    7/1/10 - 12/31/10
---------------------------------------------------------------------------------------------
Equity Growth Fund
 Retail shares           $1,000.00      $1,310,30               $6.23                1.07%
 Institutional shares     1,000.00       1,312,70                4.78                0.82%
---------------------------------------------------------------------------------------------
Balanced Fund
 Retail shares           $1,000.00      $1,169.70               $5.80                1.06%
 Institutional shares     1,000.00       1,171.60                4.43                0.81%
---------------------------------------------------------------------------------------------
Retirement Income Fund
 Retail shares           $1,000.00      $1,021.30               $4.33                0.85%
 Institutional shares     1,000.00       1,021.40                3.06                0.60%
---------------------------------------------------------------------------------------------
Core Equity Fund
 Retail shares           $1,000.00      $1,208.80               $7.13                1.28%
 Institutional shares     1,000.00       1,211.20                5.74                1.03%



*Expenses are equal to the average account value times each Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETCIAL EXAMPLE FOR COMPARISON PURPOSED
The table below provides information about the hypothetical values and hypothetical expenses based on each Advance Capital I, Inc. Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.




                         Beginning         Ending        Expense Paid        Expense Ratio
                     Account Value  Account Value       During Period*       During Period
                            7/1/10       12/31/10   7/1/10 - 12/31/10    7/1/10 - 12/31/10
---------------------------------------------------------------------------------------------
Equity Growth Fund
 Retail shares           $1,000.00      $1,019.81               $5.45                 1.07%
 Institutional shares     1,000.00       1,021.07                4.18                 0.82%
---------------------------------------------------------------------------------------------
Balanced Fund
 Retail shares           $1,000.00      $1,019.86               $5.40                 1.06%
 Institutional shares     1,000.00       1,021.12                4.13                 0.81%
---------------------------------------------------------------------------------------------
Retirement Income Fund
 Retail shares           $1,000.00      $1,020.92               $4.33                 0.85%
 Institutional shares     1,000.00       1,022.88                3.06                 0.60%
---------------------------------------------------------------------------------------------
Core Equity Fund
 Retail shares           $1,000.00      $1,018.75               $6.51                 1.28%
 Institutional shares     1,000.00       1,020.01                5.24                 1.03%




*Expenses are equal to the average account value times each Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.


PROXY VOTING
The policies and procedures that Advance Capital I, Inc. uses to determine how to vote proxies relating to portfolio securities is available on the SEC's website at www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2010 is available at (1) without charge, upon request, by calling (800) 345-4783, and (2) on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Advance Capital I, Inc. Funds file with the SEC a complete schedule of its portfolio holdings as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) This information is also available without charge , upon request, by calling (800) 345-4783.

BOARD OF DIRECTORS' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS The Investment Company Act of 1940 requires that the Board of Directors, including a majority of the Independent Directors voting separately, annually approve the Company's investment advisory agreement and any sub-advisory agreement (collectively, the "Agreements"). The Directors must determine that the terms of the Agreements are fair and reasonable and that renewal of the Agreements will enable the Funds to receive quality investment advisory services at a cost deemed reasonable and that renewal is in the best interests of the Advance Capital I, Inc. Funds
("the Funds") and their shareholders.

FACTORS CONSIDERED
The Board specifically considered the renewal of these Agreements at its meeting on August 6, 2010. Each Director relied upon personal knowledge of the Advisor, its services and the Funds. In addition, the Directors considered a number of factors in renewing the Agreements including, among other things, (i) the nature, extent and quality of services furnished by the Advisors to the Fund; (ii) the investment performance of the Funds compared to relevant indices and the performance of peer groups of other open-end investment companies pursuing similar strategies, (iii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisors; (iv) the profitability of the Advisors as they relate to their investment advisory relationship with the Funds, (v) the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies,
(vi) the record of compliance with the Funds' investment policies and restrictions, (vii) the Funds' Code of Ethics as well as the structure and responsibilities of the Advisor's compliance department, and (viii) the disclosures included in the Company's reports to shareholders.

DELIBERATIVE PROCESS
To assist the Directors in their evaluation of the quality of the Advisor's services and the reasonableness of the Advisor's fees under the Agreements, the Directors received information from independent legal counsel outlining the factors appropriate for consideration when evaluating investment advisory contracts as well as the duties of directors in approving such contracts. The Directors also requested and received various materials relating to the Advisor's investment services under the Agreements. These materials included a report prepared by the Advisor comparing the Funds advisory fees and expenses to a group of several hundred funds determined to be similar to each of the funds (called the "peer group"). The Advisor's report also included a performance comparison for the Funds against appropriate indexes. In addition, the Board received reports and presentations from the Advisors that described, among other things, the Advisor's financial condition, profitability from their relationship with the Funds, soft dollar commission and trade allocation policies, organizational structure and compliance policies and procedures. The Board also considered information received from the Advisors throughout the year, including investment performance and expense ratio reports for the Funds.

The following summarizes matters considered by the Directors in connection with their approval of the Agreements. The decision to approve the Agreements was not based on any single factor and this summary does not detail all the matters which were considered. However, the Directors concluded that each of the factors outlined below favored such approval.


NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED; ABILITY TO
PROVIDE SERVICES
The Directors received and considered various data and information regarding the nature, extent, and quality of services provided to the Funds by the Advisors under these Agreements. The Directors reviewed the background, education and experience of the Advisor's key portfolio management and operational personnel and the amount of attention devoted to the Funds by the Advisors' portfolio management personnel. Accordingly, the Directors were satisfied that the Advisors' investment personnel devote a significant portion of their time and attention to the success of the Funds and their investment strategies. The Directors also considered the Advisor's policies and systems designed to achieve compliance with each Funds' investment objectives and regulatory requirements. Based on these factors, the Directors concluded that the nature, extent, and quality of the investment advisory services are satisfactory, and that the Advisors possess the ability to continue to provide these services to the Funds.

INVESTMENT PERFORMANCE
The Board of Directors considered many variables when assessing the performance of the Advance Capital I Funds including total return, yield and performance against their peer groups. It was noted that the Equity Growth Fund's short and long term performance relative to the category was very solid. The 10 year annualized investment return for the period ended June 30, 2010, ranked in the second quartile by Morningstar (In all quartile rankings referred to throughout this discussion, first quartile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quartile and lowest relative expenses also would be first quartile). It was noted that the Balanced Fund's short and long term performance was above average whereas its intermediate performance was below the average for the category. The Board noted that the 10 year annualized investment return for the period ended
June 30, 2010 ranked in the second quartile by Morningstar. The Directors noted that performance of the Core Equity Fund was very solid relative to the category for the year to date and one year performance (Fund began operations January 2, 2008). The Directors next discussed the performance of the Retirement Income
Fund. They noted the out performance in 2009 and 2010 relative to the category as a result of the improved credit markets. They also noted the under performance over the intermediate term, mainly due to the credit crisis of 2008 The Board of Directors concluded that based on the management style, long-term investment performance and investment strategy, the renewal of these Agreements was warranted.


COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISERS
The Directors considered each of the Fund's expense ratios against those of a peer group of funds. The Equity Growth Fund's expense ratios for the twelve months ended December 31, 2010 were in the first quartile. The Balanced Fund, Core Equity Fund and Retirement Income Fund's expense ratios for the comparable period ranked in the second quartile as compared to its peer group. The Directors concluded that each of the Fund's overall expense ratios were lower than those of comparable funds and as such, a benefit to shareholders. The Directors determined that the fees under these Agreements were reasonable and fair in light of both the nature and quality of services provided by the Advisor as compared to fees charged by funds in their respective peer groups.

The Directors also considered the level of the Advisor's profits as it pertained to the management of the Funds. Consideration included a review of the Investment Advisor's methodology for allocating certain of its costs to the management of each fund. The Directors also considered the financial results realized by the Investment Advisor in connection with the operation of the Funds and concluded that the Advisor's profit from management of the Funds, including the financial results derived from the Funds, bear a reasonable relationship to the services rendered and are fair and reasonable for the management of the Funds in light of the business risks involved.

ECONOMIES OF SCALE
The Directors considered whether the Funds had appropriately benefited from any existing economies of scale and whether there was potential for any further reduction of fees. The Directors concluded that the existing fee structures reflected the appropriate economies of scale.

APPROVAL
The Directors, in light of the Advisor's overall performance, considered it appropriate to continue the management services of the Advisor. Based upon their evaluation of all material factors deemed relevant and the advice of counsel, the Directors concluded that the Agreements with the Funds are fair and reasonable and unanimously voted to approve the continuation of the Agreements for another year.

BLANK PAGE

ADVANCE CAPITAL I, INC.
[LOGO]
Annual Report
December 31, 2010


INVESTMENT ADVISOR:
Advance Capital Management, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076

SUB-ADVISOR:
(Equity Growth and Balanced Funds)
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

(Core Equity Fund)
Seizert Capital Partners, LLC
185 West Oakland
Birmingham, MI 48009

DISTRIBUTOR:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037

ADMINISTRATOR AND TRANSFER AGENT:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Michigan 48037

CUSTODIAN:
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Independent Registered Public

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, OH 44145

OFFICERS:
Robert J. Cappelli, President & Treasurer
Christopher M. Kostiz, Vice President
Kathy J. Harkleroad, Vice President,
Chief Compliance Officer & Secretary
Julie A. Katynski, Vice President & Assistant Secretary

BOARD OF DIRECTORS:
Joseph A. Ahern
Susan E. Burns
Robert J. Cappelli
Janice E. Loichle
Thomas L. Saeli

AN INVESTMENT COMPANY
WITH FOUR FUNDS
Equity Growth Fund
Balanced Fund
Retirement Income Fund
Core Equity Fund

Item 2.  Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there have been no amendments to such code of ethics nor were any waivers to such code of ethics granted. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that independent directors Janice Loichle and Thomas Saeli qualify as Audit
Committee financial experts. The designation of a person as an "Audit Committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "Audit Committee financial expert" designation. Similarly, the designation of a person as an "Audit Committee financial expert" does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

Item 4.  Principal Accountant Fees and Services.

a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $64,000 for year ended December 31, 2010 and $64,000 for year ended December 31, 2009.

b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item were $0 for year ended December 31, 2010 and $0 for year ended December 31, 2009.

c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $12,000 in the year ended December 31, 2010 and $14,000 in the year ended
December 31, 2009. Such services include review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns and routine tax consulting.

d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for year ended December 31, 2010 and $0 for year ended December 31, 2009.

e) (1) Audit Committee Pre-Approval Policies and Procedures


ADVANCE CAPITAL I, INC.
PRE-APPROVAL POLICIES AND PROCEDURES

As adopted by the AUDIT COMMITTEE of the Board of Directors of the Advance Capital I, Inc. Funds ("Funds")

The Sarbanes-Oxley Act of 2002 ("Act") and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules") require that the funds' audit Committee of the Board of Directors
("Audit Committee") pre-approve all audit and non-audit services provided to the fund by its independent accountant ("Auditor").
It also covers any non-audit services provided by the Auditor to the Funds' investment adviser or affiliates of the adviser that provide ongoing services to the Fund ("Service Affiliates") IF these services directly impact the Funds' operations and financial reporting.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and non-audit services provided by the Auditor to the funds and Service Affiliates.
These policies and procedures do not apply to audit services provided to Service Affiliates by the Auditors, nor do they apply to services provided by another audit firm.

These policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Fund may request and secure pre-approval of audit and non-audit services with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.   GENERAL


1. The Audit Committee must pre-approve all audit and non-audit services that the Auditor provides to the Fund.


2. The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the auditor's engagement IF the non-audit services directly impact the fund's operations and financial reporting.


B.   PRE-APPROVAL OF AUDIT SERVICES TO THE FUND

1. The audit Committee shall approve the engagement of the auditor to certify the fund's financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Designated Member (see Section D below). In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the fund will receive.

2. The Audit Committee shall report to the Board of Directors
(the "Board") its approval of the Engagement and the proposed fees for such Engagement, as well as the basis for such approval.

3. Unless otherwise in accordance with applicable law, the Engagement shall require that the Auditor be selected by a vote, cast in person, of a majority of the members of the Fund's Board who are "not interested" persons of the Board (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent directors").

C. Pre-Approval of Non-Audit Services to the Fund and to Service
     Affiliates--by Types of Services

1. The Audit Committee may pre-approve certain types of non-audit services to the Fund and its Service Affiliates pursuant to this Section C.

2. Annually, when the Audit Committee considers the Engagement of the Auditor, management of the Fund shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of non-audit services that the Fund may request from the Auditor during the fiscal year; and (b) a list of non-audit services directly impacting the funds' operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3. Lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4. The Audit committee's pre-approval of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed during the fiscal year.

5. A list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the auditor. Periodically, the Auditor will discuss with the Audit committee those non-audit services that have been or are being provided pursuant to this Section C.

D. Pre-Approval of Non-Audit Services to the Fund and to Service
    Affiliates--on a Project -by-Project Basis

1. The Audit Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2. Management of the Fund may submit either to the Audit Committee or to their Designated Member a pre-approval request for one or more non-audit projects. The request shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.

3. The Audit Committee shall designate one or more of its members who are "not interested" Directors (each a "Designated Member") to consider any non-audit services to the Fund or any Service Affiliate, which have not been pre-approved by the Audit Committee. The Designated Member shall review, on behalf of the Audit Committee any proposed material change in the nature or extent of any non-audit services previously approved. The fund's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4. The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

  a) Pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Fund or to a Service Affiliate; or

  b) Refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member shall take into account all relevant matters.

5. The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for management of the Fund or Service Affiliate to utilize the auditor for the non-audit services which have been pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter will be presented to the full Audit Committee for its consideration and action.

E.   AMENDMENT; ANNUAL REVIEW

1. The Audit Committee may amend these procedures from time to time.

2. These procedures shall be reviewed annually by the Audit Committee.

F. RECORD KEEPING

1. The Fund shall maintain a written record of all decisions made by the Audit Committee or the Designated Member pursuant to these procedures, together with appropriate supporting material.

2. A record of the approval of any non-audit service pursuant to the de minimis exception provided in the Rules shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3. A copy of these Procedures and any amendments shall be permanently maintained in an easily accessible place. Written records referred to in paragraphs 1 and 2 of this Section F shall be maintained for six years from the end of the fiscal year in which the actions were taken. They will be maintained in an easily accessible location for the first two years.


(e)(2) PERCENTAGE OF SERVICES REFERRED TO IN 4(B) - (4)(D) THAT WERE APPROVED BY THE AUDIT COMMITTEE:

100% of services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f) Percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

g) Non-Audit Fees: The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for year ended December 31, 2010 and $0 for year ended December 31, 2009.

h) Not applicable.

Item 5.  Audit Committee of Listed Registrant.

Not applicable because registrant's shares are not listed for trading on a national securities exchange.

Item 6.  Schedule of Investments.

 Schedule I - Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item I of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

Not applicable for open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)	The Company maintains a system of disclosure controls and
procedures that are designed to provide reasonable assurance that information required to be disclosed in its reports filed or submitted under the Investment Company Act of 1940, as amended
(the "1940 Act"), is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to management to allow timely decisions regarding required disclosures. The Company's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on their evaluation of the disclosure controls and procedures as of December 31, 2010, a date that is within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12.  Exhibits.

(a)(1) Code of Ethics (filed herewith).
(a)(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
(a)(3) Not applicable.
(b)    Certification  pursuant to Rule 30a-2(b) under the 1940 Act and
       Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCE CAPITAL I, INC.

By: /S/ ROBERT J. CAPPELLI
       Robert J. Cappelli, President & Treasurer

Date: March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ ROBERT J. CAPPELLI
       Robert J. Cappelli, President & Treasurer

Date:  March 4, 2011

By: /S/ CHRISTOPHER M. KOSTIZ
       Christopher M. Kostiz, Vice President

Date:  March 4, 2011

EXHIBIT INDEX

Exhibit No.	Description

(a)(1)	Code of Ethics (filed herewith).
(a)(2)	Certifications  pursuant to Section 302 of the
        Sarbanes-Oxley Act of 2002.
(b)	Certification  pursuant to Section 906 of the Sarbanes-Oxley
        Act of 2002.